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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER INSTITUTIONAL FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2018 (UNAUDITED)

Table of Contents

The Alger Institutional Funds

Shareholders’ Letter	1
Fund Highlights	11
Portfolio Summary	19
Schedules of Investments	20
Statements of Assets and Liabilities	37
Statements of Operations	41
Statements of Changes in Net Assets	43
Financial Highlights	47
Notes to Financial Statements	62
Additional Information	87

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Shareholders’ Letter April 30, 2018

Dear Shareholders,

Corporations Generate Stellar Earnings but Emotions Spark Volatility
After a nearly one-and-a-half-year period during which the S&P 500 Index didn’t experience a single monthly decline, concerns about potential inflation caused the index to tumble
11.84% in late January and early February. We believe investors may have subsequently determined that the decline was excessive when considering the strength of corporate fundamentals and the potential for additional economic growth. The market selloff was therefore short-lived. The combination of strong performance leading up to the January peak and the 4.56% market gain after the market pullback resulted in the S&P 500 Index advancing 3.82% during the six-month reporting period ended April 30, 2018.

Not surprisingly, the market decline, which lasted less than two weeks, prompted pundits to renew their predictions that the ongoing bull market was ending. As evidenced by the positive performance of equities during the reporting period, the renewed predictions were a continuation of pundits being consistently wrong since the end of the Great Recession with negative views, driven by what we believe has been market noise. In this letter, we urge investors to focus on the strength of corporate fundamentals and economic growth. These factors, we believe, can potentially support equity gains in the foreseeable future. We explain why equities still carry potential for generating attractive returns despite concerns that we believe are misguided about the length of the current bull market, potential for inflation, and fears that President Donald Trump’s proposed tariffs could hinder global trade.

Market Overview
News that wages were 2.9% higher in January of 2018 than in January of 2017 strengthened fears of inflation and ushered in market volatility. Some investors may also have believed that market gains, equity valuations, and optimism were excessive relative to corporate fundamentals and the potential benefits of lower taxes resulting from tax reform. Despite those concerns, anticipation of strong first-quarter earnings helped reverse the decline. The recovery in equity prices was further supported by corporations eventually reporting strong earnings growth. Non-U.S. equities followed a similar pattern with the MSCI Emerging
Markets Index gaining 4.94% and the MSCI ACWI ex USA Index advancing 3.73% for the six-month reporting period.

As growth equity investors, we are encouraged by the continuation of the multiyear outperformance of growth stocks. The Russell 1000 Growth Index led with a 5.68% return compared to 1.94% of its value-oriented counterpart during the six-month reporting period.
Growth outperformance also occurred with mid- and small-cap stocks. At the same time, rising interest rates caused investors to continue dumping bond-like equities in favor of growth equities, as illustrated by the Consumer Discretionary and Information Technology
sectors’ outperformance of the overall S&P 500 Index. Sectors such as Real Estate, Utilities, and Consumer Staples that generally consist of companies that offer higher dividend yields but less potential for earnings growth lagged with negative returns. At Alger, we have previously written about the potential for investors to rapidly flee bond-like equities in favor of growth stocks, so this development was no surprise to our firm.

The Importance of Earnings Growth and Innovation
At Alger, our in-depth research has led us to believe that corporate fundamentals are healthy with businesses having strong potential for growing their earnings. Our research also points to the economy being stronger than commonly believed and therefore highly supportive of earnings growth. We have also maintained that earnings growth resulting from lower corporate taxes could be stronger than commonly believed. While some observers have focused on how tax reform has directly boosted earnings by cutting corporate expenses in the form of taxes, we have also assessed the potential for businesses to use their tax savings to increase their investments in growth initiatives. Tax reform is also supporting business spending by allowing full expensing of capital expenditures. Banks’ increased willingness to provide financing to corporations is an additional tailwind for business spending. This increased spending, in turn, is providing opportunities for certain corporations to improve their earnings by offering products and services that can help businesses grow and increase productivity.

Our belief that corporate earnings would be stronger than expected was validated by first-
quarter results. As of the end of the six-month reporting period, 81% of S&P 500 companies had reported first-quarter numbers. Of those, 78% reported positive earnings-per-share
(EPS) surprises and 77% reported positive sales surprises. At that pace, the percentage of positive EPS surprises would be the highest since FactSet Research started tracking earnings in the third quarter of 2008. Among companies that had reported, earnings grew 24.2%
compared to earlier estimates of 17.1%.

We believe that earnings growth drives long-term equity performance. On one hand, companies with strong earnings can reward investors with stock buybacks and dividends.
Companies can also use profits to develop new and disruptive products and services that can capture market share. Perhaps most importantly, earnings also support valuations.

Keeping the Economy in Perspective
Economists and investors frequently focus on monetary policy to gain insight into economic cycles. Optimism often grows as the Federal Reserve cuts the fed funds rate and pessimism spikes when the central bank begins tightening monetary policy. We agree that it is important to understand the relationship of monetary tightening, the economy, and equity performance, but in our view, Fed policy appears to be a long way from sparking a recession or a bear market. Indeed, bull markets have traditionally persisted during fed rate increases and recessions typically haven’t occurred until the real fed funds rate, which is the nominal fed funds rate minus inflation, hits 2% or higher. With the real fed funds rate currently at about 0% and the Federal Reserve expected to raise rates approximately 75 basis points a year, we maintain that monetary policy is unlikely to kill the economic recovery or stifle the equity market in the foreseeable future.1

We believe that bonds are a different matter. During periods of fed funds rate increases, the 10-year Treasury bond has generated an average annual return of -2.7% compared to the average annual return of 6.2% of the S&P 500 Index.2 We also believe that valuations imply that earnings multiples may not suffer as rates rise, with the S&P 500 Index having an EPS yield on April 30 that was approximately 328 bps higher than the yield of the 10-
year Treasury bond. While bonds are susceptible to monetary tightening, we believe the economy is strong and can absorb the impact of fed rate increases.3

Outlook
In past years, economic growth has been driven primarily by consumer spending, but business spending, which is growing at a faster rate than the nation’s gross domestic product, is now playing a more significant role. In our view, business spending is likely to increase in the coming months and provide additional support to the U.S. economy while helping corporations boost productivity and earnings. Other indicators, such as the Conference
Board’s Leading Economic Index (LEI), are encouraging. The LEI typically leads S&P 500
Index earnings by 6 to 18 months, so its record high reading of 109.4 in April suggests that the bull market still has a long runway.

We acknowledge that over the long term, monetary tightening, rising labor costs, and tariffs leading to a potential trade war could be a headwind for equities. We think the best way to address those risks is to invest in highly innovative companies that can disrupt their industries by creating new products and services. During the global financial crisis, for example, U.S. e-commerce and internet advertising spending grew 33% while total U.S.
retail sales increased only 1%. At the same time, we are experiencing unprecedented levels of innovation, with artificial intelligence, cloud computing, internet connectivity, genome sequencing, and novel drug developments allowing leading companies to disrupt their respective industries with new products and business models.

In closing, we urge investors to focus on corporate fundamentals rather than react hastily to what we believe are short-sighted views of market pundits. As an active, research-driven investor, we intend to continue seeking out innovative companies that can grow their earnings and revenues.

Portfolio Matters
Alger Capital Appreciation Institutional Fund
The Alger Capital Appreciation Institutional Fund returned 6.29% for the fiscal six-month period ended April 30, 2018, compared to the 5.68% return of the Russell 1000 Growth
Index.

Contributors to Performance
During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Consumer Staples. The Consumer Discretionary and
Health Care sectors provided the greatest contributions to relative performance. Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Visa, Inc., Cl. A; UnitedHealth
Group, Inc.; and Netflix, Inc. were the top contributors to performance.

Amazon is well known as a leading U.S. online retailer. Its shares contributed to performance as Amazon has enjoyed strong high unit volume growth, in large part driven by the company continuing to take market share from traditional brick and mortar retailers. Its leadership in the sizable and expanding web hosting industry also supported the performance of Amazon shares.

Detractors from Performance
The Industrials and Real Estate sectors were among the sectors that detracted from results.
Regarding individual positions, Broadcom, Inc.; Facebook, Inc., Cl. A; Newell Brands, Inc.;
Equinix, Inc.; and Stanley Black & Decker, Inc. were the top detractors from performance.

Facebook operates the world’s largest social network. Facebook continues to take advertising market share from print, radio, and television media because the social network offers brands a robust return on digital advertising spending. Investors have been excited by the growth of both Instagram, which is Facebook’s video and picture sharing platform, and
WhatsApp, which is the company’s texting and voice over internet protocol service. Shares of the company underperformed when some measures of Facebook consumer engagement deteriorated, which suggested user fatigue may be occurring. Facebook also endured a public relations crisis as management tried to contain media and customer fallout about a data breach that led to reservations about the company’s privacy safeguards.

Alger Capital Appreciation Focus Fund
The Alger Capital Appreciation Focus Fund returned 8.80% for the fiscal six-month period ended April 30, 2018, compared to the 5.68% return of the Russell 1000 Growth Index.

Contributors to Performance
During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Consumer Staples. The Consumer Discretionary and
Health Care sectors provided the greatest contributions to relative performance. Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Red Hat, Inc.; Salesforce.com,
Inc.; and Visa, Inc., Cl. A were the top contributors to performance. Shares of Amazon outperformed in response to developments identified in the Alger Capital Appreciation
Institutional Fund discussion.

Detractors from Performance
The Industrials and Real Estate sectors were among the sectors that detracted from results.
Regarding individual positions, Broadcom, Inc.; Facebook, Inc., Cl. A; Newell Brands, Inc.;
Equinix, Inc.; and Applied Materials, Inc. were the top detractors from performance. Shares of Facebook underperformed in response to developments identified in the Alger Capital
Appreciation Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund
The Alger Mid Cap Growth Institutional Fund returned 3.46% for the fiscal six-month period ended April 30, 2018, compared to the 5.16% return of the Russell Midcap Growth
Index. In January 2018, Dan Chung, CEO and CIO of Alger, joined Teresa McRoberts,
Senior Vice President, in managing the Fund. In managing his portion of the portfolio, Mr.
Chung coordinates and oversees portfolio management allocations among Alger analysts.
Portfolio allocations among the investment professionals are rebalanced by Mr. Chung on a recurring basis. Alex Goldman and Chris Walsh, formerly Senior Vice Presidents at Alger, were previously part of the Fund’s portfolio management team and are no longer affiliated with the Fund or with Alger.

Contributors to Performance
During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest underweight was Consumer Staples. The Health Care and Financials sectors provided the greatest contributions to relative performance. Among individual positions, Abiomed, Inc.; Insulet
Corp.; Red Hat, Inc.; Splunk, Inc.; and Match Group, Inc. were the top contributors to performance.

Insulet provides a continuous insulin delivery system for people with insulin-dependent diabetes. Insulet’s proprietary Omnipod Insulin Management System is the only tubeless insulin delivery device available. Insulet also works with global pharmaceutical and biotechnology companies to tailor its Omnipod system for the delivery of subcutaneous drugs across multiple therapeutic areas. Its stock performance benefited from news that
UnitedHealth Group, Inc., which is a managed health care organization with approximately
50 million members, will provide coverage for Omnipod. Only a small portion of the organization’s members currently use the system.

Detractors from Performance
The Information Technology and Industrials sectors were among the sectors that detracted from results. Regarding individual positions, TESARO, Inc.; Coherent, Inc.; Clovis Oncology,
Inc.; Lumentum Holdings, Inc.; and Universal Display Corp. were the top detractors from results. Universal Display develops and manufactures organic light emitting diode (OLED)
technologies and materials for display screens in computers, smartphones, televisions, and automobiles. The company’s unique positioning has allowed it to capitalize on the growing use of OLED across a broad set of customers in multiple industries. The company provided fiscal year-end revenue guidance that was below expectations, further fueling speculation that growth may be peaking for Apple’s OLED-based IPhone X and that Apple may not use OLED in its new low-end iPhone model. However, we believe guidance is more a result of timing than structural changes in OLED adoption.

Alger Small Cap Growth Institutional Fund
The Alger Small Cap Growth Institutional Fund returned 6.54% for the fiscal six-month period ended April 30, 2018, compared to the 5.46% return of the Russell 2000 Growth
Index.

Contributors to Performance
During the reporting period, the largest sector weightings were Health Care and Information
Technology. The largest sector overweight was Health Care and the largest underweight was Industrials. The Health Care and Information Technology sectors provided the largest contributions to relative performance. Among individual positions, Abiomed, Inc.; Quidel
Corp.; Insulet Corp.; Tyler Technologies, Inc.; and Proofpoint, Inc. were the top contributors to performance. Shares of Insulet performed strongly in response to developments described in the Alger Mid Cap Growth Institutional Fund discussion.

Detractors from Performance
The Financials and Industrials sectors were among sectors that detracted from results.
Regarding individual positions, LendingClub Corp.; WageWorks, Inc.; Cognex Corp.;
ACADIA Pharmaceuticals, Inc.; and Intarcia Therapeutics, Inc. were the top detractors from results. WageWorks is the leading provider and administrator of consumer-directed, tax-advantaged benefit accounts that employers provide to employees. It offers its services through its software-as-a-service (SaaS) platform. These accounts include health and dependent care, commuter benefits, and other employee programs such as COBRA. Its stock performance weakened in March after the company filed for an SEC extension for releasing quarterly results. In filing the extension, WageWorks said its auditor had not yet completed the audit of its financial statements due primarily to issues such as “managing change and assessing risk in the areas of non-routine complex transactions.”

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

1 Dan Chung and Brad Neuman, Capital Markets: Observations and Insights: Party Without the Punch? Fred Alger Management,
Spring 2018.
2 Ibid.
3 Ibid.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund returns represent the fiscal six-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of April 30, 2018. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the six-month period.

Risk Disclosures
Alger Capital Appreciation Institutional Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger Capital Appreciation Focus Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Mid Cap Growth Institutional Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Small Cap Growth Institutional Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.
com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• S&P 500 Index: An index of large company stocks considered representative of the U.S. stock market.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• Russell 1000 Value Index: An index of common stocks designed to measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA: An unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
• Russell 2500 Growth Index: An index of common stocks designed to track performance of small- and medium-capitalization companies with greater than average growth orientation.
• Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.
• The Conference Board’s Leading Economic Index: An index based on a va-
riety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• FactSet Research Systems provides data and research for investment manag-
ers, hedge funds, investment bankers and other financial professionals.

FUND PERFORMANCE AS OF 3/31/18 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Institutional Class I (Inception
11/8/93)	21.40%	15.00%	11.12%	12.16%
Alger Capital Appreciation Institutional Class R (Inception
1/27/03)*	20.85%	14.45%	10.58%	11.60%
Alger Capital Appreciation Institutional Class Y (Inception
2/28/17)	21.88%	n/a	n/a	21.81%
Alger Capital Appreciation Institutional Class Z-2
(Inception 10/14/16)	21.78%	n/a	n/a	22.94%

Alger Capital Appreciation Focus Class A (Inception
12/31/12)	18.87%	15.18%	n/a	16.26%
Alger Capital Appreciation Focus Class C (Inception
12/31/12)	23.45%	15.56%	n/a	16.57%
Alger Capital Appreciation Focus Class I (Inception
11/8/93)	25.47%	16.53%	9.44%	9.15%
Alger Capital Appreciation Focus Class Y (Inception
2/28/17)	25.99%	n/a	n/a	25.98%
Alger Capital Appreciation Focus Class Z (Inception
12/31/12)	25.82%	16.83%	n/a	17.87%

Alger Mid Cap Growth Institutional Class I (Inception
11/8/93)	18.93%	11.94%	6.76%	11.84%
Alger Mid Cap Growth Institutional Class R (Inception
1/27/03)*	18.36%	11.34%	6.20%	11.27%
Alger Mid Cap Growth Institutional Class Z-2 (Inception
10/14/16)	19.27%	n/a	n/a	23.64%

Alger Small Cap Growth Institutional Class I
(Inception 11/8/93)	22.61%	10.49%	8.96%	9.47%
Alger Small Cap Growth Institutional Class R (Inception
1/27/03)*	22.06%	9.94%	8.44%	8.94%
Alger Small Cap Growth Institutional Class Z-2 (Inception
8/1/16)	23.03%	n/a	n/a	22.98%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares,
are those of the Fund's Class I Shares.   The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2018. Figures for the Alger Capital Appreciation Institutional Fund Class I
shares and the Russell 1000 Growth Index include reinvestment of dividends and capital gains. Performance for the
Alger Capital Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	19.92%	15.23%	10.60%	12.18%
Class R (Inception 1/27/03)*	19.37%	14.68%	10.06%	11.62%
Russell 1000 Growth Index	18.96%	15.13%	10.81%	9.35%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	20.46%	n/a	n/a	21.63%
Russell 1000 Growth Index	18.96%	n/a	n/a	19.48%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	20.33%	n/a	n/a	22.74%
Russell 1000 Growth Index	18.96%	n/a	n/a	22.31%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION FOCUS FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2018. Beginning December 31, 2012 Alger Capital Appreciation Focus
Fund changed its investment strategy to invest in a smaller number of issuers. The figures for the Alger Capital
Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends and capital gains. Performance for the Alger Capital Appreciation Focus Fund Class A, Class C, Class Y and Class Z
shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FOCUS FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	24.50%	17.01%	9.06%	9.21%
Russell 1000 Growth Index	18.96%	15.13%	10.81%	9.35%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/2012
Class A (Inception 12/31/12)	17.92%	15.65%	n/a	16.44%
Class C (Inception 12/31/12)	22.51%	16.03%	n/a	16.73%
Class Z (Inception 12/31/12)	24.87%	17.32%	n/a	18.03%
Russell 1000 Growth Index	18.96%	15.13%	n/a	16.56%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	25.04%	n/a	n/a	26.18%
Russell 1000 Growth Index	18.96%	n/a	n/a	19.48%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2018. Figures for the Alger Mid Cap Growth Institutional Fund Class I
shares and the Russell Midcap Growth Index include reinvestment of dividends and capital gains. Performance for the Alger Mid Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	16.60%	11.71%	6.07%	11.77%
Class R (Inception 1/27/03)*	16.05%	11.12%	5.51%	11.21%
Russell Midcap Growth Index	16.87%	12.76%	9.74%	9.70%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	16.94%	n/a	n/a	21.90%
Russell Midcap Growth Index	16.87%	n/a	n/a	19.37%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2018. The figures for the Alger Small Cap Growth Institutional Fund Class
I shares and the Russell 2000 Growth Index include reinvestment of dividends and capital gains. Performance for the Alger Small Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	22.82%	11.13%	8.61%	9.50%
Class R (Inception 1/27/03)*	22.23%	10.59%	8.08%	8.97%
Russell 2000 Growth Index	16.60%	13.07%	10.41%	7.68%

	1 YEAR	5 YEARS	10 YEARS	Since 8/1/2016
Class Z-2 (Inception 8/1/16)	23.22%	n/a	n/a	22.85%
Russell 2000 Growth Index	16.60%	n/a	n/a	17.50%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†
April 30, 2018 (Unaudited)

	Alger Capital
	Appreciation Institutional	Alger Capital	Alger Mid Cap Growth	Alger Small Cap Growth
SECTORS	Fund	Appreciation Focus Fund	Institutional Fund	Institutional Fund
Consumer Discretionary	16.2%	14.4%	14.9%	7.9%
Consumer Staples	0.8	0.0	1.4	1.0
Energy	1.3	0.7	1.3	1.5
Financials	6.9	10.1	5.8	3.7
Health Care	12.6	12.0	22.6	42.5
Industrials	8.3	4.8	12.4	5.5
Information Technology	43.5	48.0	32.9	34.9
Materials	3.2	1.8	4.5	1.6
Real Estate	2.3	2.2	2.1	0.8
Short-Term Investments and
Net Other Assets	4.9	6.0	2.1	0.6
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—92.0%	SHARES	VALUE
AEROSPACE & DEFENSE—2.2%
General Dynamics Corp.	67,789	$13,646,603
The Boeing Co.	137,996	46,029,946
United Technologies Corp.	153,919	18,493,368
		78,169,917
AIR FREIGHT & LOGISTICS—0.4%
FedEx Corp.	42,984	10,625,645
XPO Logistics, Inc. *	35,195	3,419,546
		14,045,191
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Adidas AG	25,889	6,363,253
PVH Corp.	128,057	20,446,861
		26,810,114
APPLICATION SOFTWARE—6.0%
Adobe Systems, Inc. *	228,384	50,609,894
Autodesk, Inc. *	337,873	42,538,211
salesforce. com, Inc. *	994,201	120,288,379
		213,436,484
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
BlackRock, Inc. , Cl. A	17,291	9,017,256
AUTO PARTS & EQUIPMENT—0.3%
Aptiv PLC.	111,418	9,423,734
BIOTECHNOLOGY—3.7%
AbbVie, Inc.	279,044	26,941,698
BioMarin Pharmaceutical, Inc. *	175,147	14,626,526
Celgene Corp. *	117,159	10,204,549
Exact Sciences Corp. *	225,449	11,274,705
Sarepta Therapeutics, Inc. *	263,420	20,114,751
Vertex Pharmaceuticals, Inc. *	323,064	49,480,482
		132,642,711
CABLE & SATELLITE—0.6%
Charter Communications, Inc. , Cl. A*	28,361	7,694,056
Comcast Corp. , Cl. A	454,512	14,267,131
		21,961,187
COMMUNICATIONS EQUIPMENT—0.3%
Palo Alto Networks, Inc. *	59,312	11,418,153
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.3%
Caterpillar, Inc.	74,130	10,701,407
CONSTRUCTION MATERIALS—1.0%
Vulcan Materials Co.	329,877	36,843,962
DATA PROCESSING & OUTSOURCED SERVICES—4.9%
Visa, Inc. , Cl. A	1,388,501	176,173,007
DIVERSIFIED BANKS—2.3%
Bank of America Corp.	2,043,184	61,132,065
Citigroup, Inc.	100,416	6,855,400

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—92.0% (CONT. )	SHARES	VALUE
DIVERSIFIED BANKS—2.3% (CONT. )
JPMorgan Chase & Co.	144,107	$15,675,960
		83,663,425
DIVERSIFIED CHEMICALS—0.3%
DowDuPont, Inc.	196,354	12,417,427
DIVERSIFIED SUPPORT SERVICES—0.5%
Cintas Corp.	111,457	18,981,127
FINANCIAL EXCHANGES & DATA—2.7%
Intercontinental Exchange, Inc.	817,507	59,236,557
S&P Global, Inc.	202,065	38,109,459
		97,346,016
HEALTH CARE EQUIPMENT—3.9%
Boston Scientific Corp. *	1,090,862	31,329,557
Danaher Corp.	473,476	47,499,112
Intuitive Surgical, Inc. *	30,164	13,295,688
Medtronic PLC.	276,992	22,195,369
Zimmer Biomet Holdings, Inc.	235,578	27,131,518
		141,451,244
HOME ENTERTAINMENT SOFTWARE—0.4%
Electronic Arts, Inc. *	120,914	14,265,434
HOME IMPROVEMENT RETAIL—2.6%
The Home Depot, Inc.	498,169	92,061,631
HOTELS RESORTS & CRUISE LINES—0.5%
Norwegian Cruise Line Holdings Ltd. *	329,433	17,614,783
HYPERMARKETS & SUPER CENTERS—0.2%
Walmart, Inc.	96,262	8,515,337
INDUSTRIAL CONGLOMERATES—2.3%
Honeywell International, Inc.	577,449	83,545,321
INDUSTRIAL GASES—1.0%
Air Products & Chemicals, Inc.	227,616	36,939,801
INDUSTRIAL MACHINERY—1.0%
Stanley Black & Decker, Inc.	262,917	37,226,418
INTERNET & DIRECT MARKETING RETAIL—10.0%
Amazon. com, Inc. *	211,232	330,816,772
Netflix, Inc. *	91,952	28,731,322
		359,548,094
INTERNET SOFTWARE & SERVICES—12.3%
Alibaba Group Holding Ltd. #*	429,749	76,727,386
Alphabet, Inc. , Cl. C*	154,549	157,227,334
Altaba, Inc. *	601,133	42,127,401
Facebook, Inc. , Cl. A*	936,760	161,122,720
Palantir Technologies, Inc. , Cl. A*,@,(a)	239,030	1,374,423
Tencent Holdings Ltd.	37,111	1,824,485
		440,403,749

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—92.0% (CONT. )	SHARES	VALUE
INVESTMENT BANKING & BROKERAGE—0.8%
Morgan Stanley	533,921	$27,561,002
IT CONSULTING & OTHER SERVICES—0.6%
Cognizant Technology Solutions Corp. , Cl. A	257,225	21,046,150
LEISURE FACILITIES—0.5%
Vail Resorts, Inc.	83,190	19,076,299
LIFE SCIENCES TOOLS & SERVICES—0.7%
Illumina, Inc. *	98,137	23,644,147
MANAGED HEALTH CARE—3.8%
UnitedHealth Group, Inc.	575,506	136,049,618
OIL & GAS EQUIPMENT & SERVICES—0.4%
Halliburton Co.	274,344	14,537,489
OIL & GAS EXPLORATION & PRODUCTION—0.9%
Pioneer Natural Resources Co.	157,483	31,740,699
PAPER PACKAGING—0.2%
International Paper Co.	118,938	6,132,443
PHARMACEUTICALS—0.4%
Allergan PLC.	43,015	6,609,255
Bristol-Myers Squibb Co.	117,896	6,145,918
		12,755,173
PROPERTY & CASUALTY INSURANCE—0.3%
The Progressive Corp.	153,620	9,261,750
RAILROADS—1.4%
Union Pacific Corp.	373,658	49,931,919
RESTAURANTS—0.9%
McDonald's Corp.	188,559	31,572,319
SEMICONDUCTOR EQUIPMENT—1.5%
Applied Materials, Inc.	891,505	44,281,053
Lam Research Corp.	54,526	10,090,582
		54,371,635
SEMICONDUCTORS—4.1%
Broadcom, Inc.	342,017	78,465,540
Cavium, Inc. *	112,088	8,407,721
Marvell Technology Group Ltd.	333,413	6,688,265
Microchip Technology, Inc.	203,639	17,036,439
Micron Technology, Inc. *	241,253	11,092,813
NVIDIA Corp.	105,887	23,813,986
		145,504,764
SPECIALTY CHEMICALS—0.7%
The Sherwin-Williams Co.	68,415	25,153,459
SYSTEMS SOFTWARE—10.0%
Microsoft Corp.	3,098,923	289,811,279
Red Hat, Inc. *	276,518	45,089,025
ServiceNow, Inc. *	78,649	13,066,745
Smartsheet, Inc. , Cl. A*	28,973	559,179

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—92.0% (CONT. )	SHARES	VALUE
SYSTEMS SOFTWARE—10.0% (CONT. )
VMware, Inc. , Cl. A*	60,812	$8,103,807
		356,630,035
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.2%
Apple, Inc.	703,830	116,314,946
TOBACCO—0.6%
Philip Morris International, Inc.	267,337	21,921,634
TRADING COMPANIES & DISTRIBUTORS—0.2%
United Rentals, Inc. *	45,223	6,783,450
TOTAL COMMON STOCKS
(Cost $2,304,614,049)		3,294,611,861
PREFERRED STOCKS—0.3%	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc. , Cl. B*,@,(a)	974,841	5,605,336
Palantir Technologies, Inc. , Cl. D*,@,(a)	127,007	730,290
		6,335,626
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	111,655	2,993,470
TOTAL PREFERRED STOCKS
(Cost $10,892,407)		9,329,096
MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
The Blackstone Group LP.	628,783	19,460,834
(Cost $16,934,849)		19,460,834
REAL ESTATE INVESTMENT TRUST—2.3%	SHARES	VALUE
SPECIALIZED—2.3%
Equinix, Inc.	103,330	43,480,231
SBA Communications Corp. , Cl. A*	249,566	39,987,960
		83,468,191
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $85,449,459)		83,468,191
Total Investments
(Cost $2,417,890,764)	95.1%	$3,406,869,982
Unaffiliated Securities (Cost $2,417,890,764)		3,406,869,982
Other Assets in Excess of Liabilities	4.9%	175,887,858
NET ASSETS	100.0%	$3,582,757,840

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
* Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	$3,616,505	014%	$2,993,470	0.08%
Palantir Technologies, Inc. , Cl. A	10/07/14	1,555,368	0.05%	1,374,423	0.04%
Palantir Technologies, Inc. , Cl. B	10/07/14	6,437,297	0.22%	5,605,336	0.16%
Palantir Technologies, Inc. , Cl. D	10/14/14	838,605	0.03%	730,290	0.02%
Total				$10,703,519	0.30%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—91.3%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—0.6%
XPO Logistics, Inc. *	11,229	$1,091,010
APPAREL ACCESSORIES & LUXURY GOODS—0.5%
PVH Corp.	5,007	799,468
APPLICATION SOFTWARE—8.9%
Adobe Systems, Inc. *	14,818	3,283,669
Autodesk, Inc. *	23,571	2,967,589
salesforce. com, Inc. *	72,106	8,724,105
		14,975,363
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
BlackRock, Inc. , Cl. A	810	422,415
BIOTECHNOLOGY—2.0%
Exact Sciences Corp. *	5,324	266,253
Sarepta Therapeutics, Inc. *	11,618	887,150
Vertex Pharmaceuticals, Inc. *	14,516	2,223,271
		3,376,674
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.3%
Caterpillar, Inc.	3,646	526,337
CONSTRUCTION MATERIALS—1.2%
Vulcan Materials Co.	18,852	2,105,580
DATA PROCESSING & OUTSOURCED SERVICES—5.1%
Visa, Inc. , Cl. A	68,181	8,650,805
DIVERSIFIED BANKS—2.7%
Bank of America Corp.	152,132	4,551,789
DIVERSIFIED SUPPORT SERVICES—0.7%
Cintas Corp.	6,958	1,184,947
FINANCIAL EXCHANGES & DATA—6.1%
Intercontinental Exchange, Inc.	89,381	6,476,547
S&P Global, Inc.	20,554	3,876,485
		10,353,032
HEALTH CARE EQUIPMENT—5.0%
Boston Scientific Corp. *	79,675	2,288,266
Danaher Corp.	37,996	3,811,759
DexCom, Inc. *	9,845	720,457
Zimmer Biomet Holdings, Inc.	14,641	1,686,204
		8,506,686
HOME ENTERTAINMENT SOFTWARE—0.3%
Electronic Arts, Inc. *	4,539	535,511
HOME IMPROVEMENT RETAIL—2.5%
The Home Depot, Inc.	22,646	4,184,981
INDUSTRIAL CONGLOMERATES—2.4%
Honeywell International, Inc.	27,817	4,024,563
INDUSTRIAL GASES—0.6%
Air Products & Chemicals, Inc.	6,208	1,007,496

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—91.3% (CONT. )	SHARES	VALUE
INDUSTRIAL MACHINERY—0.8%
Stanley Black & Decker, Inc.	9,098	$1,288,186
INTERNET & DIRECT MARKETING RETAIL—9.7%
Amazon. com, Inc. *	9,863	15,446,740
Netflix, Inc. *	3,272	1,022,369
		16,469,109
INTERNET SOFTWARE & SERVICES—12.5%
Alibaba Group Holding Ltd. #*	30,319	5,413,154
Alphabet, Inc. , Cl. C*	7,249	7,374,625
Facebook, Inc. , Cl. A*	44,878	7,719,016
Tencent Holdings Ltd.	1,710	84,069
Wix. com Ltd. *	5,445	447,851
		21,038,715
INVESTMENT BANKING & BROKERAGE—0.6%
Morgan Stanley	20,876	1,077,619
IT CONSULTING & OTHER SERVICES—1.2%
EPAM Systems, Inc. *	17,583	2,010,616
LEISURE FACILITIES—1.1%
Vail Resorts, Inc.	7,844	1,798,708
MANAGED HEALTH CARE—4.9%
UnitedHealth Group, Inc.	35,240	8,330,736
OIL & GAS EXPLORATION & PRODUCTION—0.7%
Pioneer Natural Resources Co.	6,038	1,216,959
SEMICONDUCTOR EQUIPMENT—2.3%
Applied Materials, Inc.	79,076	3,927,705
SEMICONDUCTORS—3.3%
Broadcom, Inc.	19,725	4,525,309
Marvell Technology Group Ltd.	47,963	962,138
		5,487,447
SPECIALIZED CONSUMER SERVICES—0.6%
ServiceMaster Global Holdings, Inc. *	19,782	1,000,969
SYSTEMS SOFTWARE—11.4%
Microsoft Corp.	153,564	14,361,305
Red Hat, Inc. *	29,996	4,891,148
		19,252,453
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.0%
Apple, Inc.	30,948	5,114,466
TOTAL COMMON STOCKS
(Cost $132,541,163)		154,310,345
PREFERRED STOCKS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	76,825	230,475
(Cost $345,713)		230,475

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

MASTER LIMITED PARTNERSHIP—0.4%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
The Blackstone Group LP.	21,687	$671,213
(Cost $688,672)		671,213
REAL ESTATE INVESTMENT TRUST—2.2%	SHARES	VALUE
SPECIALIZED—2.2%
Equinix, Inc.	7,172	3,017,906
SBA Communications Corp. , Cl. A*	4,064	651,175
		3,669,081
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,968,269)		3,669,081
Total Investments
(Cost $137,543,817)	94.0%	$158,881,114
Affiliated Securities (Cost $345,713)		230,475
Unaffiliated Securities (Cost $137,198,104)		158,650,639
Other Assets in Excess of Liabilities	6.0%	10,106,341
NET ASSETS	100.0%	$168,987,455

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year in accordance with Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(b) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
Prosetta Biosciences, Inc. , Series D	02/06/15	$345,713	0.80%	$230,475	0.14%
Total				$230,475	0.14%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—93.3%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
HEICO Corp.	16,929	$1,487,213
APPAREL ACCESSORIES & LUXURY GOODS—2.5%
PVH Corp.	9,532	1,521,974
Tapestry, Inc.	19,927	1,071,475
		2,593,449
APPAREL RETAIL—2.4%
Burlington Stores, Inc. *	9,565	1,299,405
Ross Stores, Inc.	15,536	1,256,086
		2,555,491
APPLICATION SOFTWARE—4.7%
ANSYS, Inc. *	3,266	527,981
Autodesk, Inc. *	14,722	1,853,500
Globant SA*	30,247	1,361,417
Splunk, Inc. *	12,064	1,238,370
		4,981,268
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
WisdomTree Investments, Inc.	74,123	783,480
AUTO PARTS & EQUIPMENT—1.1%
Aptiv PLC.	14,319	1,211,101
AUTOMOTIVE RETAIL—0.9%
AutoZone, Inc. *	1,549	967,382
BIOTECHNOLOGY—5.9%
Agios Pharmaceuticals, Inc. *	3,850	323,054
BeiGene Ltd. #*	1,949	330,511
BioMarin Pharmaceutical, Inc. *	7,298	609,456
Bluebird Bio, Inc. *	5,046	858,577
Clovis Oncology, Inc. *	12,338	535,222
Exact Sciences Corp. *	8,082	404,181
Halozyme Therapeutics, Inc. *	15,653	296,311
Immunomedics, Inc. *	19,451	354,203
Incyte Corp. *	1,310	81,141
Neurocrine Biosciences, Inc. *	6,942	562,857
Sage Therapeutics, Inc. *	2,867	412,619
Sarepta Therapeutics, Inc. *	13,832	1,056,212
TESARO, Inc. *	6,982	355,454
		6,179,798
BUILDING PRODUCTS—1.2%
Lennox International, Inc.	6,805	1,315,883
COMMUNICATIONS EQUIPMENT—1.6%
Palo Alto Networks, Inc. *	8,773	1,688,890
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.9%
Wabtec Corp.	10,500	932,505
CONSTRUCTION MATERIALS—1.8%
Vulcan Materials Co.	16,718	1,867,233

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—93.3% (CONT. )	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—6.9%
Alliance Data Systems Corp.	5,345	$1,085,303
Fiserv, Inc. *	26,470	1,875,664
FleetCor Technologies, Inc. *	7,764	1,609,322
GDS Holdings Ltd. #*	37,207	1,085,328
Worldpay, Inc. , Cl. A*	20,259	1,645,436
		7,301,053
DIVERSIFIED SUPPORT SERVICES—1.5%
Cintas Corp.	9,585	1,632,326
ELECTRICAL COMPONENTS & EQUIPMENT—2.3%
AMETEK, Inc.	16,713	1,166,567
Rockwell Automation, Inc.	7,409	1,219,003
		2,385,570
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
Trimble, Inc. *	30,858	1,067,687
FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
FMC Corp.	6,715	535,387
FINANCIAL EXCHANGES & DATA—2.2%
Intercontinental Exchange, Inc.	13,279	962,197
MarketAxess Holdings, Inc.	6,597	1,310,362
		2,272,559
GENERAL MERCHANDISE STORES—1.0%
Dollar Tree, Inc. *	11,146	1,068,790
HEALTH CARE EQUIPMENT—7.6%
ABIOMED, Inc. *	7,551	2,272,473
AxoGen, Inc. *	9,918	394,736
DexCom, Inc. *	8,517	623,274
Edwards Lifesciences Corp. *	7,125	907,440
IDEXX Laboratories, Inc. *	4,910	954,946
Insulet Corp. *	17,251	1,483,586
Masimo Corp. *	7,938	712,277
Penumbra, Inc. *	1,773	220,473
Zimmer Biomet Holdings, Inc.	3,619	416,800
		7,986,005
HEALTH CARE SUPPLIES—1.2%
Align Technology, Inc. *	4,942	1,234,759
HEALTH CARE TECHNOLOGY—1.0%
Medidata Solutions, Inc. *	7,078	505,086
Veeva Systems, Inc. , Cl. A*	7,633	535,302
		1,040,388
HOME ENTERTAINMENT SOFTWARE—1.5%
Electronic Arts, Inc. *	5,731	676,143
Take-Two Interactive Software, Inc. *	9,000	897,390
		1,573,533
HOTELS RESORTS & CRUISE LINES—2.3%
Hilton Worldwide Holdings, Inc.	12,883	1,015,696

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—93.3% (CONT. )	SHARES	VALUE
HOTELS RESORTS & CRUISE LINES—2.3% (CONT. )
Norwegian Cruise Line Holdings Ltd. *	26,752	$1,430,429
		2,446,125
HOUSEHOLD PRODUCTS—0.9%
Church & Dwight Co. , Inc.	20,572	950,426
INDUSTRIAL CONGLOMERATES—1.8%
Roper Technologies, Inc.	7,272	1,921,190
INDUSTRIAL MACHINERY—2.7%
Fortive Corp.	24,942	1,753,672
Parker-Hannifin Corp.	3,277	539,460
Stanley Black & Decker, Inc.	3,714	525,865
		2,818,997
INTERNET SOFTWARE & SERVICES—4.5%
Etsy, Inc. *	36,587	1,095,415
GrubHub, Inc. *	10,870	1,099,392
IAC/InterActiveCorp*	4,625	749,897
Match Group, Inc. *	12,706	598,707
Palantir Technologies, Inc. , Cl. A*,@,(a)	12,426	71,450
Yelp, Inc. , Cl. A*	24,138	1,082,589
		4,697,450
IT CONSULTING & OTHER SERVICES—2.3%
EPAM Systems, Inc. *	11,898	1,360,536
Gartner, Inc. *	8,664	1,050,857
		2,411,393
LEISURE FACILITIES—1.3%
Vail Resorts, Inc.	5,857	1,343,069
LIFE SCIENCES TOOLS & SERVICES—2.3%
Agilent Technologies, Inc.	10,241	673,243
Bio-Techne Corp.	1,856	280,089
Illumina, Inc. *	6,302	1,518,341
		2,471,673
MANAGED HEALTH CARE—0.4%
WellCare Health Plans, Inc. *	2,119	434,734
METAL & GLASS CONTAINERS—0.8%
Ball Corp.	20,130	807,012
OIL & GAS EXPLORATION & PRODUCTION—1.3%
Encana Corp.	106,625	1,330,680
PACKAGED FOODS & MEATS—0.5%
Pinnacle Foods, Inc.	8,548	516,299
PAPER PACKAGING—0.9%
International Paper Co.	18,697	964,017
PHARMACEUTICALS—2.3%
Aerie Pharmaceuticals, Inc. *	16,369	838,093
GW Pharmaceuticals PLC. #*	5,031	668,670
Zoetis, Inc. , Cl. A	10,484	875,204
		2,381,967

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—93.3% (CONT. )	SHARES	VALUE
PROPERTY & CASUALTY INSURANCE—1.6%
The Progressive Corp.	28,415	$1,713,140
REGIONAL BANKS—1.0%
Regions Financial Corp.	56,780	1,061,786
RESTAURANTS—1.9%
Chipotle Mexican Grill, Inc. , Cl. A*	1,868	790,780
Dunkin' Brands Group, Inc.	13,211	805,343
Restaurant Brands International, Inc.	7,910	430,462
		2,026,585
SEMICONDUCTOR EQUIPMENT—2.2%
Lam Research Corp.	12,412	2,296,965
SEMICONDUCTORS—3.2%
Cavium, Inc. *	8,550	641,335
Marvell Technology Group Ltd.	37,235	746,934
Microchip Technology, Inc.	12,786	1,069,677
Skyworks Solutions, Inc.	11,071	960,520
		3,418,466
SPECIALIZED CONSUMER SERVICES—1.5%
ServiceMaster Global Holdings, Inc. *	31,462	1,591,977
SPECIALTY CHEMICALS—0.5%
WR Grace & Co.	8,262	565,451
SYSTEMS SOFTWARE—4.7%
Proofpoint, Inc. *	11,539	1,360,910
Red Hat, Inc. *	12,485	2,035,804
ServiceNow, Inc. *	9,561	1,588,464
		4,985,178
TRUCKING—0.6%
Old Dominion Freight Line, Inc.	4,322	578,543
TOTAL COMMON STOCKS
(Cost $91,043,431)		98,394,873
PREFERRED STOCKS—0.9%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	166,009	498,027
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc. , Cl. B*,@,(a)	50,675	291,381
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	7,588	203,435
TOTAL PREFERRED STOCKS
(Cost $1,327,445)		992,843
RIGHTS—1.3%	SHARES	VALUE
BIOTECHNOLOGY—1.3%
Tolero CDR*,@,(a),(c)	422,928	1,379,227
(Cost $226,186)		1,379,227

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—2.1%	SHARES	VALUE
SPECIALIZED—2.1%
CyrusOne, Inc.	19,723	$1,056,956
SBA Communications Corp. , Cl. A*	7,324	1,173,524
		2,230,480
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,045,688)		2,230,480
SPECIAL PURPOSE VEHICLE—0.3%	SHARES	VALUE
CONSUMER FINANCE—0.3%
JS Kred SPV I, LLC. *,@,(a)	240,362	294,540
(Cost $240,362)		294,540
Total Investments
(Cost $94,883,112)	97.9%	$103,291,963
Affiliated Securities (Cost $747,040)		498,027
Unaffiliated Securities (Cost $94,136,072)		102,793,936
Other Assets in Excess of Liabilities	2.10%	2,219,842
NET ASSETS	100.0%	$105,511,805

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Deemed an affiliate of the Alger fund complex during the year in accordance with Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(c) Contingent Deferred Rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	$245,775	0.14%	$203,435	0.19%
JS Kred SPV I, LLC.	06/26/15	240,362	0.15%	294,540	0.28%
Palantir Technologies, Inc. , Cl. A	10/07/14	80,856	0.05%	71,450	0.07%
Palantir Technologies, Inc. , Cl. B	10/07/14	334,629	0.22%	291,381	0.28%
Prosetta Biosciences, Inc. , Series D	02/06/15	747,040	0.50%	498,027	0.47%
Tolero CDR	02/06/17	226,186	0.23%	1,379,227	1.30%
Total				$2,738,060	2.59%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—96.4%	SHARES	VALUE
AEROSPACE & DEFENSE—1.8%
Hexcel Corp.	31,309	$2,081,109
Mercury Systems, Inc. *	43,114	1,383,097
		3,464,206
APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Canada Goose Holdings, Inc. *	38,963	1,444,748
APPAREL RETAIL—0.5%
Burlington Stores, Inc. *	7,028	954,754
APPLICATION SOFTWARE—15.0%
ACI Worldwide, Inc. *	134,107	3,117,988
Blackbaud, Inc.	54,825	5,754,432
Blackline, Inc. *	14,457	598,520
Ellie Mae, Inc. *	16,474	1,595,836
Everbridge, Inc. *	34,915	1,304,075
Guidewire Software, Inc. *	33,337	2,820,977
HubSpot, Inc. *	28,786	3,048,437
Manhattan Associates, Inc. *	41,496	1,786,818
Paycom Software, Inc. *	25,264	2,885,402
Tyler Technologies, Inc. *	29,871	6,539,359
		29,451,844
ASSET MANAGEMENT & CUSTODY BANKS—1.8%
WisdomTree Investments, Inc.	339,006	3,583,293
BIOTECHNOLOGY—4.3%
ACADIA Pharmaceuticals, Inc. *	60,455	955,794
Bluebird Bio, Inc. *	5,453	927,828
CareDx, Inc. *	104,051	1,018,659
Clovis Oncology, Inc. *	12,111	525,375
Exact Sciences Corp. *	29,596	1,480,096
Halozyme Therapeutics, Inc. *	72,115	1,365,137
Repligen Corp. *	20,172	746,364
Sarepta Therapeutics, Inc. *	17,605	1,344,318
		8,363,571
BREWERS—0.4%
Craft Brew Alliance, Inc. *	39,776	767,677
COMMUNICATIONS EQUIPMENT—0.6%
Lumentum Holdings, Inc. *	24,772	1,249,747
CONSUMER FINANCE—0.9%
LendingClub Corp. *	655,312	1,762,789
ELECTRONIC COMPONENTS—1.5%
Dolby Laboratories, Inc. , Cl. A	27,372	1,637,393
Universal Display Corp.	15,693	1,381,769
		3,019,162
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.5%
Cognex Corp.	94,471	4,369,284
FLIR Systems, Inc.	46,672	2,499,285
		6,868,569

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—96.4% (CONT. )	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—0.5%
MarketAxess Holdings, Inc.	5,374	$1,067,438
GENERAL MERCHANDISE STORES—0.4%
Ollie's Bargain Outlet Holdings, Inc. *	14,021	872,106
HEALTH CARE EQUIPMENT—14.8%
Abaxis, Inc.	58,619	3,902,267
ABIOMED, Inc. *	26,050	7,839,747
Cantel Medical Corp.	61,331	6,873,365
DexCom, Inc. *	22,023	1,611,643
Inogen, Inc. *	26,770	3,763,327
Insulet Corp. *	59,293	5,099,198
		29,089,547
HEALTH CARE SUPPLIES—8.5%
Neogen Corp. *	91,154	6,212,145
OraSure Technologies, Inc. *	107,015	1,897,376
Quidel Corp. *	151,885	8,611,880
		16,721,401
HEALTH CARE TECHNOLOGY—6.9%
Medidata Solutions, Inc. *	69,551	4,963,160
Veeva Systems, Inc. , Cl. A*	79,238	5,556,961
Vocera Communications, Inc. *	125,105	3,136,382
		13,656,503
HOME ENTERTAINMENT SOFTWARE—3.0%
Take-Two Interactive Software, Inc. *	58,180	5,801,128
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
WageWorks, Inc. *	44,096	1,836,598
INDUSTRIAL MACHINERY—2.8%
DMC Global, Inc.	36,114	1,397,612
Sun Hydraulics Corp.	82,406	4,002,459
		5,400,071
INTERNET SOFTWARE & SERVICES—5.0%
Apptio, Inc. , Cl. A*	38,436	1,134,246
Cornerstone OnDemand, Inc. *	13,859	611,598
Coupa Software, Inc. *	22,940	1,063,728
GrubHub, Inc. *	14,300	1,446,302
Q2 Holdings, Inc. *	46,860	2,307,855
Shopify, Inc. , Cl. A*	13,672	1,826,989
SPS Commerce, Inc. *	22,171	1,520,266
		9,910,984
IT CONSULTING & OTHER SERVICES—1.5%
InterXion Holding NV*	44,797	2,912,701
LEISURE FACILITIES—1.5%
Planet Fitness, Inc. , Cl. A*	74,917	3,018,406
LIFE SCIENCES TOOLS & SERVICES—4.2%
Bio-Techne Corp.	37,954	5,727,638
PRA Health Sciences, Inc. *	29,855	2,453,186
		8,180,824

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—96.4% (CONT. )	SHARES	VALUE
MANAGED HEALTH CARE—1.2%
HealthEquity, Inc. *	34,602	$2,272,313
MOVIES & ENTERTAINMENT—2.6%
Lions Gate Entertainment Corp. , Cl. A	85,153	2,119,458
Lions Gate Entertainment Corp. , Cl. B	89,720	2,065,354
Live Nation Entertainment, Inc. *	24,153	953,319
		5,138,131
OIL & GAS EQUIPMENT & SERVICES—0.6%
RPC, Inc.	62,210	1,120,402
OIL & GAS EXPLORATION & PRODUCTION—0.9%
Parsley Energy, Inc. , Cl. A*	61,815	1,856,304
PERSONAL PRODUCTS—0.6%
elf Beauty, Inc. *	64,993	1,180,923
PHARMACEUTICALS—0.9%
Aerie Pharmaceuticals, Inc. *	33,463	1,713,306
RESTAURANTS—1.6%
Shake Shack, Inc. , Cl. A*	32,473	1,546,040
Wingstop, Inc.	34,534	1,687,331
		3,233,371
SEMICONDUCTORS—2.1%
Cavium, Inc. *	17,565	1,317,551
Microsemi Corp. *	42,437	2,745,249
		4,062,800
SPECIALTY CHEMICALS—1.6%
Balchem Corp.	36,092	3,184,758
SPECIALTY STORES—0.6%
Five Below, Inc. *	16,797	1,186,036
SYSTEMS SOFTWARE—2.7%
Proofpoint, Inc. *	45,454	5,360,845
TOTAL COMMON STOCKS
(Cost $121,715,819)		189,707,256
PREFERRED STOCKS—0.8%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	133,263	399,789
PHARMACEUTICALS—0.6%
Intarcia Therapeutics, Inc. , Series DD*,@,(b)	41,238	1,105,591
TOTAL PREFERRED STOCKS
(Cost $1,935,382)		1,505,380
RIGHTS—0.9%	SHARES	VALUE
BIOTECHNOLOGY—0.9%
Dyax Corp. *,@,(b)	21,650	61,486
Neuralstem, Inc. Strike Price: 47.61, 1/8/19*	19,260	–

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

RIGHTS—0.9% (CONT. )	SHARES	VALUE
BIOTECHNOLOGY—0.9% (CONT. )
Tolero CDR*,@,(b),(c)	528,559	$1,723,705
		1,785,191
TOTAL RIGHTS
(Cost $285,725)		1,785,191
REAL ESTATE INVESTMENT TRUST—0.8%	SHARES	VALUE
SPECIALIZED—0.8%
CyrusOne, Inc.	29,145	1,561,881
(Cost $971,767)		1,561,881
SPECIAL PURPOSE VEHICLE—0.5%	SHARES	VALUE
CONSUMER FINANCE—0.5%
JS Kred SPV I, LLC. *,@,(b)	775,134	949,849
(Cost $775,134)		949,849
Total Investments
(Cost $125,683,827)	99.4%	$195,509,557
Affiliated Securities (Cost $599,684)		399,789
Unaffiliated Securities (Cost $125,084,143)		195,109,768
Other Assets in Excess of Liabilities	0.6%	1,247,934
NET ASSETS	100.0%	$196,757,491

(a) Deemed an affiliate of the Alger fund complex during the year in accordance with Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(b) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(c) Contingent Deferred Rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
Dyax Corp. Rights	05/01/15	$0	0.0%	$37,488	0.02%
Dyax Corp. Rights	08/14/15	0	0.0%	23,998	0.01%
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	1,335,699	0.15%	1,105,591	0.56%
JS Kred SPV I, LLC.	06/26/15	775,134	0.15%	949,849	0.48%
Prosetta Biosciences, Inc. , Series D	02/06/15	599,684	0.10%	399,789	0.20%
Tolero CDR	02/06/17	285,725	0.16%	1,723,705	0.88%
Total				$4,240,420	2.15%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited)

	Alger Capital	Alger Capital
	Appreciation	Appreciation Focus
	Institutional Fund	Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedules of investments	$3,406,869,982	$158,650,639
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	—	230,475
Cash and cash equivalents	173,713,094	8,611,375
Receivable for investment securities sold	44,683,586	2,615,575
Receivable for shares of beneficial interest sold	9,177,747	728,703
Dividends and interest receivable	1,271,608	24,987
Receivable from Investment Manager	8,978	6,780
Prepaid expenses	359,034	74,204
Total Assets	3,636,084,029	170,942,738

LIABILITIES:
Payable for investment securities purchased	31,202,470	1,458,765
Payable for shares of beneficial interest redeemed	17,265,061	286,243
Accrued investment advisory fees	2,244,919	74,701
Accrued transfer agent fees	1,211,671	26,675
Accrued distribution fees	277,234	25,052
Accrued administrative fees	86,321	3,951
Accrued shareholder servicing fees	659,746	5,894
Accrued shareholder administrative fees	31,389	1,716
Accrued other expenses	347,378	72,286
Total Liabilities	53,326,189	1,955,283
NET ASSETS	$3,582,757,840	$168,987,455

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	2,344,680,949	131,364,986
Undistributed net investment income (accumulated loss)	(1,546,992)	14,097
Undistributed net realized gain	250,714,064	16,271,064
Net unrealized appreciation on investments	988,909,819	21,337,308
NET ASSETS	$3,582,757,840	$168,987,455
* Identified cost	$2,417,890,764(a)	$137,198,104	(b)
** Identified cost	$—	$345,713	(b)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Capital	Alger Capital
	Appreciation	Appreciation Focus
Institutional Fund		Fund

NET ASSETS BY CLASS:
Class A	$—	$28,138,120
Class C	$—	$22,126,530
Class I	$2,369,571,596	$27,677,001
Class R	$632,086,642	$—
Class Y	$125,799,117	$5,325,653
Class Z	$—	$85,720,151
Class Z-2	$455,300,485	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	847,256
Class C	—	694,763
Class I	70,057,120	829,197
Class R	20,874,220	—
Class Y	3,701,785	156,964
Class Z	—	2,530,964
Class Z-2	13,392,095	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$33.21
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$—	$35.05
Class C — Net Asset Value Per Share Class C	$—	$31.85
Class I — Net Asset Value Per Share Class I	$33.82	$33.38
Class R — Net Asset Value Per Share Class R	$30.28	$—
Class Y — Net Asset Value Per Share Class Y	$33.98	$33.93
Class Z — Net Asset Value Per Share Class Z	$—	$33.87
Class Z-2 — Net Asset Value Per Share Class Z-2	$34.00	$—
See Notes to Financial Statements.

(a) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$2,443,550,394, amounted to $963,319,588 which consisted of aggregate gross unrealized appreciation of $1,017,598,976 and aggregate gross unrealized depreciation of $54,279,388.
(b) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $138,409,550, amounted to $20,471,564 which consisted of aggregate gross unrealized appreciation of $23,263,699 and aggregate gross unrealized depreciation of $2,792,135.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth Institutional	Growth Institutional
	Fund	Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedules of investments	$102,793,936	$195,109,768
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	498,027	399,789
Cash and cash equivalents	2,816,496	3,023,730
Receivable for investment securities sold	3,927,916	75,542
Receivable for shares of beneficial interest sold	67,656	194,301
Dividends and interest receivable	1,321	13,569
Receivable for escrow, at value (Identified cost below)***	493,684	616,987
Receivable from Investment Manager	892	2,490
Prepaid expenses	59,180	51,753
Total Assets	110,659,108	199,487,929

LIABILITIES:
Payable for investment securities purchased	3,230,014	1,449,311
Payable for shares of beneficial interest redeemed	1,709,437	926,372
Accrued investment advisory fees	71,615	140,602
Accrued transfer agent fees	48,469	84,013
Accrued distribution fees	5,229	4,214
Accrued administrative fees	2,591	4,773
Accrued shareholder servicing fees	21,039	30,741
Accrued shareholder administrative fees	942	1,736
Accrued other expenses	57,967	88,676
Total Liabilities	5,147,303	2,730,438
NET ASSETS	$105,511,805	$196,757,491

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	95,719,772	120,515,698
Undistributed net investment income (accumulated loss)	(980,983)	(2,341,455)
Undistributed net realized gain	1,949,948	8,238,310
Net unrealized appreciation on investments	8,823,068	70,344,938
NET ASSETS	$105,511,805	$196,757,491
* Identified cost	$94,136,072(a)	$125,084,143	(b)
** Identified cost	$747,040(a)	$599,684	(b)
*** Identified cost escrow receivable	$77,404(a)	$97,779	(b)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Mid Cap	Alger Small Cap
Growth Institutional		Growth Institutional
	Fund	Fund

NET ASSETS BY CLASS:
Class I	$83,014,046	$130,433,614
Class R	$11,751,131	$9,556,438
Class Z-2	$10,746,628	$56,767,439

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	2,800,394	6,138,823
Class R	432,171	533,159
Class Z-2	361,161	2,656,121

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$29.64	$21.25
Class R — Net Asset Value Per Share Class R	$27.19	$17.92
Class Z-2 — Net Asset Value Per Share Class Z-2	$29.76	$21.37
See Notes to Financial Statements.

(a) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $94,854,444, amounted to $8,437,519 which consisted of aggregate gross unrealized appreciation of $11,955,250 and aggregate gross unrealized depreciation of $3,517,731.
(b) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $128,284,615, amounted to $67,224,942 which consisted of aggregate gross unrealized appreciation of $76,746,117 and aggregate gross unrealized depreciation of $9,521,175.

THE ALGER INSTITUTIONAL FUNDS
Statement of Operations for the six months ended April 30, 2018 (Unaudited)

	Alger Capital	Alger Capital
	Appreciation	Appreciation Focus
	Institutional Fund	Fund

INCOME:
Dividends	$18,910,924	$666,852
Interest from unaffiliated securities	164,282	17,326
Total Income	19,075,206	684,178

EXPENSES:
Advisory fees — Note 3(a)	13,260,826	396,343
Distribution fees — Note 3(c)
Class A	—	32,244
Class C	—	100,580
Class R	1,626,641	—
Shareholder servicing fees — Note 3(k)	3,852,955	31,642
Shareholder administrative fees — Note 3(f)	182,169	8,982
Administration fees — Note 3(b)	500,965	20,597
Custodian fees	92,981	31,428
Interest expenses	13,579	305
Transfer agent fees and expenses — Note 3(f)	1,191,923	33,918
Printing fees	100,885	18,950
Professional fees	78,116	18,083
Registration fees	50,240	34,262
Trustee fees — Note 3(g)	67,231	2,908
Fund accounting fees	249,187	13,703
Miscellaneous	104,309	3,963
Total Expenses	21,372,007	747,908
Less, expense reimbursements/waivers — Note 3(a)	(100,165)	(23,208)
Net Expenses	21,271,842	724,700
NET INVESTMENT LOSS	(2,196,636)	(40,522)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	280,043,533	17,192,199
Net realized (loss) on affiliated investments	(2,970,741)	—
Net realized (loss) on foreign currency transactions	(31,311)	(28)
Net change in unrealized (depreciation) on unaffiliated
investments	(54,794,183)	(5,181,826)
Net change in unrealized appreciation (depreciation) on
affiliated investments	2,970,741	(9,219)
Net change in unrealized appreciation (depreciation) on
foreign currency	(197)	11
Net realized and unrealized gain on investments and foreign
currency	225,217,842	12,001,137
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$223,021,206	$11,960,615
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Operations for the six months ended April 30, 2018 (Unaudited) (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth Institutional	Growth Institutional
	Fund	Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$359,297	$470,803
Interest from unaffiliated securities	8,623	5,585
Total Income	367,920	476,388

EXPENSES:
Advisory fees — Note 3(a)	416,155	821,889
Distribution fees — Note 3(c)
Class R	31,284	26,327
Shareholder servicing fees — Note 3(k)	124,002	176,314
Shareholder administrative fees — Note 3(f)	5,476	10,147
Administration fees — Note 3(b)	15,058	27,904
Custodian fees	28,483	27,852
Interest expenses	33	1,040
Transfer agent fees and expenses — Note 3(f)	43,580	77,901
Printing fees	6,918	14,256
Professional fees	30,573	31,993
Registration fees	17,328	19,187
Trustee fees — Note 3(g)	2,047	3,749
Fund accounting fees	9,062	15,581
Miscellaneous	9,954	16,459
Total Expenses	739,953	1,270,599
Less, expense reimbursements/waivers — Note 3(a)	(1,195)	(2,507)
Net Expenses	738,758	1,268,092
NET INVESTMENT LOSS	(370,838)	(791,704)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE AND FOREIGN
CURRENCY:
Net realized gain on unaffiliated investments	2,088,568	11,318,588
Net realized (loss) on affiliated investments	(168,176)	—
Net realized gain on foreign currency transactions	—	6
Net change in unrealized appreciation on unaffiliated
investments and escrow receivable	2,043,844	2,641,939
Net change in unrealized appreciation (depreciation) on
affiliated investments	148,255	(15,992)
Net realized and unrealized gain on investments, escrow
receivable and foreign currency	4,112,491	13,944,541
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$3,741,653	$13,152,837
* Foreign withholding taxes	$1,553	$2,395
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Unaudited)

Alger Capital Appreciation Institutional Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017

Net investment loss	$(2,196,636)	$(1,862,662)
Net realized gain on investments and foreign currency	277,041,481	263,519,037
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(51,823,639)	612,149,835
Net increase in net assets resulting from operations	223,021,206	873,806,210

Dividends and distributions to shareholders from:
Net realized gains:
Class I	(155,695,093)	(19,820,400)
Class R	(45,926,496)	(4,624,888)
Class Y	(6,401,127)	—
Class Z-2	(28,017,833)	(1,189,367)
Total dividends and distributions to shareholders	(236,040,549)	(25,634,655)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(76,792,510)	(1,124,431,159)
Class R	(15,492,857)	(72,815,333)
Class Y	27,794,478	92,176,269
Class Z-2	19,445,418	351,709,750
Net decrease from shares of beneficial interest transactions
— Note 6	(45,045,471)	(753,360,473)
Total increase (decrease)	(58,064,814)	94,811,082

Net Assets:
Beginning of period	3,640,822,654	3,546,011,572
END OF PERIOD	$3,582,757,840	$3,640,822,654
Undistributed net investment income (accumulated loss)	$(1,546,992)	$649,644
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Capital Appreciation Focus Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017

Net investment loss	$(40,522)	$(15,268)
Net realized gain on investments and foreign currency	17,192,171	8,631,002
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(5,191,034)	20,091,300
Net increase in net assets resulting from operations	11,960,615	28,707,034

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(928,906)	—
Class C	(741,525)	—
Class I	(903,458)	—
Class Y	(166,506)	—
Class Z	(2,493,828)	—
Total dividends and distributions to shareholders	(5,234,223)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	3,283,437	(7,858,588)
Class C	2,675,875	2,099,824
Class I	2,577,805	(4,667,192)
Class Y	763,286	4,131,666
Class Z	20,616,028	34,166,838
Net increase from shares of beneficial interest transactions —
Note 6	29,916,431	27,872,548
Total increase	36,642,823	56,579,582

Net Assets:
Beginning of period	132,344,632	75,765,050
END OF PERIOD	$168,987,455	$132,344,632
Undistributed net investment income	$14,097	$54,619
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017

Net investment loss	$(370,838)	$(564,987)
Net realized gain on investments and foreign currency	1,920,392	23,865,772
Net change in unrealized appreciation on investments and
escrow receivable	2,192,099	4,805,094
Net increase in net assets resulting from operations	3,741,653	28,105,879

Increase (decrease) from shares of beneficial interest transactions:
Class I	(5,885,286)	(18,928,722)
Class R	(1,599,937)	(3,822,468)
Class Z-2	1,612,141	7,301,003
Net decrease from shares of beneficial interest transactions
— Note 6	(5,873,082)	(15,450,187)
Total increase (decrease)	(2,131,429)	12,655,692

Net Assets:
Beginning of period	107,643,234	94,987,542
END OF PERIOD	$105,511,805	$107,643,234
Undistributed net investment income (accumulated loss)	$(980,983)	$(610,145)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Institutional Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017

Net investment loss	$(791,704)	$(1,374,929)
Net realized gain on investments and foreign currency	11,318,594	13,341,081
Net change in unrealized appreciation on investments, escrow
receivable and foreign currency	2,625,947	49,808,677
Net increase in net assets resulting from operations	13,152,837	61,774,829

Dividends and distributions to shareholders from:
Net realized gains:
Class I	(3,663,266)	—
Class R	(360,715)	—
Class Z-2	(1,861,053)	—
Total dividends and distributions to shareholders	(5,885,034)	—

Increase (decrease) from shares of beneficial interest transactions:
Class I	(4,701,335)	(38,794,988)
Class R	(1,958,588)	(5,270,974)
Class Z-2	(12,898,300)	7,688,642
Net decrease from shares of beneficial interest transactions
— Note 6	(19,558,223)	(36,377,320)
Total increase (decrease)	(12,290,420)	25,397,509

Net Assets:
Beginning of period	209,047,911	183,650,402
END OF PERIOD	$196,757,491	$209,047,911
Undistributed net investment income (accumulated loss)	$(2,341,455)	$(1,549,751)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation
Institutional Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended		Year ended		Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$33.96	$26.44	$28.48	$29.34		$28.21		$22.85
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.01)	–	0.02	(0.02)		(0.02)		0.16
Net realized and unrealized gain (loss)
on investments	2.06	7.71	(0.02)	2.46		4.57		6.21
Total from investment operations	2.05	7.71	–	2.44		4.55		6.37
Dividends from net investment income	–	–	–	–		(0.01)		(0.17)
Distributions from net realized gains	(2.19)	(0.19)	(2.04)	(3.30)		(3.41)		(0.84)
Net asset value, end of period	$33.82	$33.96	$26.44	$28.48		$29.34		$28.21
Total return	6.29%	29.38%	(0.08)%	8.96%		17.63%		29.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,369,572	$2,451,822	$2,965,503	$3,194,261		$2,555,737		$1,958,405
Ratio of gross expenses to average
net assets	1.13%	1.14%	1.12%	1.12%		1.16%		1.19%
Ratio of net expenses to average net
assets	1.13%	1.14%	1.12%	1.12%		1.16%		1.19%
Ratio of net investment income (loss) to
average net assets	(0.08)%	0.01%	0.07%	(0.07)%		(0.07)%		0.65%
Portfolio turnover rate	29.04%	66.72%	94.56%	136.03	%(ii)	136.20	%(iv)	124.43%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount excludes redemption in kind transaction of $294,638,130.
(iv) Amount excludes redemption in kind transaction of $71,436,408.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation
Institutional Fund			Class R
	Six months
	ended	Year ended	Year ended	Year ended	Year ended		Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014		10/31/2013
Net asset value, beginning of period	$30.70	$24.03	$26.19	$27.35	$26.63		$21.76
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.09)	(0.13)	(0.10)	(0.15)	(0.14)		0.04
Net realized and unrealized gain (loss)
on investments	1.86	6.99	(0.02)	2.29	4.27		5.87
Total from investment operations	1.77	6.86	(0.12)	2.14	4.13		5.91
Dividends from net investment income	–	–	–	–	–		(0.20)
Distributions from net realized gains	(2.19)	(0.19)	(2.04)	(3.30)	(3.41)		(0.84)
Net asset value, end of period	$30.28	$30.70	$24.03	$26.19	$27.35		$26.63
Total return	6.03%	28.78%	(0.57)%	8.46%	17.04%		28.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$632,087	$654,966	$578,297	$656,469	$529,757		$442,449
Ratio of gross expenses to average
net assets	1.62%	1.62%	1.61%	1.61%	1.64%		1.69%
Ratio of net expenses to average net
assets	1.62%	1.62%	1.61%	1.61%	1.64%		1.69%
Ratio of net investment income (loss) to
average net assets	(0.58)%	(0.48)%	(0.41)%	(0.57)%	(0.55)%		0.17%
Portfolio turnover rate	29.04%	66.72%	94.56%	136.03%(iii)	136.20	%(iv)	124.43%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount excludes redemption in kind transaction of $294,638,130.
(iv) Amount excludes redemption in kind transaction of $71,436,408.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation
Institutional Fund	Class Y

	Six months	From 2/28/2017
	ended	(commencement of operations) to
	4/30/2018 (i)	10/31/2017 (ii)
Net asset value, beginning of period	$34.05	$28.85
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.05	0.02
Net realized and unrealized gain on
investments	2.07	5.18
Total from investment operations	2.12	5.20
Distributions from net realized gains	(2.19)	–
Net asset value, end of period	$33.98	$34.05
Total return	6.49%	18.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$125,799	$97,889
Ratio of gross expenses to average
net assets	0.82%	0.85%
Ratio of expense reimbursements to
average net assets	(0.08)%	(0.10)%
Ratio of net expenses to average net
assets	0.74%	0.75%
Ratio of net investment income to
average net assets	0.30%	0.10%
Portfolio turnover rate	29.04%	66.72%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation
Institutional Fund		Class Z-2
			From 10/14/2016
	Six months	Year ended	(commencement of
	ended 4/30/2018 (i)	10/31/2017	operations) to 10/31/2016(ii)
Net asset value, beginning of period	$34.08	$26.44	$26.67
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.04	0.07	0.01
Net realized and unrealized gain (loss)
on investments	2.07	7.76	(0.24)
Total from investment operations	2.11	7.83	(0.23)
Distributions from net realized gains	(2.19)	(0.19)	–
Net asset value, end of period	$34.00	$34.08	$26.44
Total return	6.45%	29.83%	(0.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$455,300	$436,145	$2,212
Ratio of gross expenses to average
net assets	0.82%	0.84%	3.11%
Ratio of expense reimbursements to
average net assets	–	–	(2.16)%
Ratio of net expenses to average net
assets	0.82%	0.84%	0.95%
Ratio of net investment income to
average net assets	0.23%	0.22%	1.29%
Portfolio turnover rate	29.04%	66.72%	94.56%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Focus
Fund			Class A
						From 12/31/2012
	Six months ended 4/30/2018(i)	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014	(commencement of operations) to 10/31/2013(ii)
Net asset value, beginning of period	$31.74	$23.95	$24.13	$22.01	$18.69	$14.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.02)	0.01	(0.03)	(0.02)	(0.04)	(0.01)
Net realized and unrealized gain on
investments	2.72	7.78	0.12	2.14	3.36	4.00
Total from investment operations	2.70	7.79	0.09	2.12	3.32	3.99
Distributions from net realized gains	(1.23)	–	(0.27)	–	–	–
Net asset value, end of period	$33.21	$31.74	$23.95	$24.13	$22.01	$18.69
Total return(iv)	8.74%	32.53%	0.36%	9.63%	17.76%	27.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$28,138	$23,693	$25,524	$23,961	$5,158	$3,496
Ratio of gross expenses to average
net assets	1.06%	1.11%	1.26%	1.48%	2.38%	2.49%
Ratio of expense reimbursements to
average net assets	–	–	(0.07)%	(0.18)%	(1.08)%	(1.19)%
Ratio of net expenses to average net
assets	1.06%	1.11%	1.19%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to
average net assets	(0.14)%	0.03%	(0.13)%	(0.08)%	(0.19)%	(0.09)%
Portfolio turnover rate	70.15%	98.57%	127.40%	182.58%	153.69%	166.61%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Focus
Fund			Class C
						From 12/31/2012
	Six months ended 4/30/2018(i)	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014	(commencement of operations) to 10/31/2013(ii)
Net asset value, beginning of period	$30.59	$23.27	$23.62	$21.71	$18.58	$14.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.14)	(0.21)	(0.20)	(0.20)	(0.19)	(0.11)
Net realized and unrealized gain on
investments	2.63	7.53	0.12	2.11	3.32	3.99
Total from investment operations	2.49	7.32	(0.08)	1.91	3.13	3.88
Distributions from net realized gains	(1.23)	–	(0.27)	–	–	–
Net asset value, end of period	$31.85	$30.59	$23.27	$23.62	$21.71	$18.58
Total return(iv)	8.37%	31.46%	(0.36)%	8.80%	16.85%	26.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$22,127	$18,660	$12,021	$6,542	$2,635	$1,913
Ratio of gross expenses to average
net assets	1.83%	1.90%	2.03%	2.25%	3.14%	3.27%
Ratio of expense reimbursements to
average net assets	–	–	(0.10)%	(0.20)%	(1.09)%	(1.22)%
Ratio of net expenses to average net
assets	1.83%	1.90%	1.93%	2.05%	2.05%	2.05%
Ratio of net investment loss to average
net assets	(0.91)%	(0.79)%	(0.87)%	(0.85)%	(0.94)%	(0.83)%
Portfolio turnover rate	70.15%	98.57%	127.40%	182.58%	153.69%	166.61%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Focus
Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$31.88	$24.06	$24.23	$22.07	$18.72	$14.53
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.02)	0.01	(0.02)	0.01	(0.01)	0.15
Net realized and unrealized gain on
investments	2.75	7.81	0.12	2.15	3.36	4.04
Total from investment operations	2.73	7.82	0.10	2.16	3.35	4.19
Distributions from net realized gains	(1.23)	–	(0.27)	–	–	–
Net asset value, end of period	$33.38	$31.88	$24.06	$24.23	$22.07	$18.72
Total return(iii)	8.80%	32.50%	0.40%	9.79%	17.90%	28.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$27,677	$23,952	$22,527	$24,487	$12,897	$8,684
Ratio of gross expenses to average
net assets	1.04%	1.12%	1.30%	1.49%	2.36%	2.32%
Ratio of expense reimbursements to
average net assets	(0.03)%	–	(0.15)%	(0.34)%	(1.21)%	(0.94)%
Ratio of net expenses to average net
assets	1.01%	1.12%	1.15%	1.15%	1.15%	1.38%
Ratio of net investment income (loss) to
average net assets	(0.09)%	0.02%	(0.09)%	0.03%	(0.04)%	0.95%
Portfolio turnover rate	70.15%	98.57%	127.40%	182.58%	153.69%	166.61%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Focus
Fund	Class Y

	Six months	From 2/28/2017
	ended	(commencement of operations) to
	4/30/2018 (i)	10/31/2017 (ii)
Net asset value, beginning of period	$32.33	$26.86
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	0.04	(0.01)
Net realized and unrealized gain on
investments	2.79	5.48
Total from investment operations	2.83	5.47
Distributions from net realized gains	(1.23)	–
Net asset value, end of period	$33.93	$32.33
Total return(iv)	8.99%	20.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,326	$4,319
Ratio of gross expenses to average
net assets	0.74%	1.51%
Ratio of expense reimbursements to
average net assets	(0.09)%	(0.86)%
Ratio of net expenses to average net
assets	0.65%	0.65%
Ratio of net investment income (loss) to
average net assets	0.27%	(0.05)%
Portfolio turnover rate	70.15%	98.57%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Focus
Fund			Class Z
						From 12/31/2012
	Six months ended 4/30/2018(i)	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014	(commencement of operations) to 10/31/2013(ii)
Net asset value, beginning of period	$32.28	$24.30	$24.41	$22.17	$18.75	$14.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.03	0.07	0.03	0.07	0.05	0.04
Net realized and unrealized gain on
investments	2.79	7.91	0.13	2.17	3.37	4.01
Total from investment operations	2.82	7.98	0.16	2.24	3.42	4.05
Distributions from net realized gains	(1.23)	–	(0.27)	–	–	–
Net asset value, end of period	$33.87	$32.28	$24.30	$24.41	$22.17	$18.75
Total return(iv)	8.97%	32.84%	0.64%	10.10%	18.24%	27.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$85,720	$61,721	$15,693	$3,683	$1,262	$128
Ratio of gross expenses to average
net assets	0.75%	0.84%	1.05%	1.50%	4.78%	10.11%
Ratio of expense reimbursements to
average net assets	(0.04)%	–	(0.12)%	(0.61)%	(3.89)%	(9.22)%
Ratio of net expenses to average net
assets	0.71%	0.84%	0.93%	0.89%	0.89%	0.89%
Ratio of net investment income to
average net assets	0.20%	0.25%	0.12%	0.30%	0.23%	0.32%
Portfolio turnover rate	70.15%	98.57%	127.40%	182.58%	153.69%	166.61%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional
Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$28.65	$21.59	$22.54	$22.18	$19.43	$14.59
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.09)	(0.13)	(0.05)	(0.13)	(0.07)	(0.03)
Net realized and unrealized gain (loss)
on investments	1.08	7.19	(0.90)	0.49	2.82	4.91
Total from investment operations	0.99	7.06	(0.95)	0.36	2.75	4.88
Dividends from net investment income	–	–	–	–	–	(0.04)
Net asset value, end of period	$29.64	$28.65	$21.59	$22.54	$22.18	$19.43
Total return	3.46%	32.70%	(4.21)%	1.62%	14.15%	33.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$83,014	$85,890	$81,782	$114,984	$132,426	$157,391
Ratio of gross expenses to average
net assets	1.32%	1.28%	1.25%	1.20%	1.30%	1.29%
Ratio of net expenses to average net
assets	1.32%	1.28%	1.25%	1.20%	1.30%	1.29%
Ratio of net investment loss to average
net assets	(0.64)%	(0.50)%	(0.24)%	(0.55)%	(0.32)%	(0.19)%
Portfolio turnover rate	46.27%	157.49%	95.75%	120.97%	192.15%	153.89%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional
Fund			Class R
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$26.35	$19.96	$20.96	$20.74	$18.26	$13.81
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.16)	(0.24)	(0.16)	(0.23)	(0.16)	(0.11)
Net realized and unrealized gain (loss)
on investments	1.00	6.63	(0.84)	0.45	2.64	4.63
Total from investment operations	0.84	6.39	(1.00)	0.22	2.48	4.52
Dividends from net investment income	–	–	–	–	–	(0.07)
Net asset value, end of period	$27.19	$26.35	$19.96	$20.96	$20.74	$18.26
Total return	3.19%	32.01%	(4.82)%	1.11%	13.58%	32.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$11,751	$12,943	$13,093	$17,795	$21,953	$23,599
Ratio of gross expenses to average
net assets	1.83%	1.81%	1.82%	1.74%	1.80%	1.79%
Ratio of net expenses to average net
assets	1.83%	1.81%	1.82%	1.74%	1.80%	1.79%
Ratio of net investment loss to average
net assets	(1.15)%	(1.04)%	(0.81)%	(1.08)%	(0.82)%	(0.69)%
Portfolio turnover rate	46.27%	157.49%	95.75%	120.97%	192.15%	153.89%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional
Fund		Class Z-2
			From 10/14/2016
	Six months ended 4/30/2018(i)	Year ended 10/31/2017	(commencement of operations) to 10/31/2016(ii)
Net asset value, beginning of period	$28.72	$21.59	$21.95
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.06)	(0.08)	0.04
Net realized and unrealized gain (loss)
on investments	1.10	7.21	(0.40)
Total from investment operations	1.04	7.13	(0.36)
Net asset value, end of period	$29.76	$28.72	$21.59
Total return	3.62%	33.02%	(1.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$10,747	$8,810	$113
Ratio of gross expenses to average
net assets	1.07%	1.14%	32.21%
Ratio of expense reimbursements to
average net assets	(0.02)%	(0.09)%	(31.16)%
Ratio of net expenses to average net
assets	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to
average net assets	(0.39)%	(0.31)%	4.35%
Portfolio turnover rate	46.27%	157.49%	95.75%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth
Institutional Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$20.52	$14.83	$23.10	$28.14	$33.48	$28.16
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.09)	(0.14)	(0.10)	(0.20)	(0.20)	(0.11)
Net realized and unrealized gain (loss)
on investments	1.40	5.83	(0.54)	0.42	0.60	8.66
Total from investment operations	1.31	5.69	(0.64)	0.22	0.40	8.55
Distributions from net realized gains	(0.58)	–	(7.63)	(5.26)	(5.74)	(3.23)
Net asset value, end of period	$21.25	$20.52	$14.83	$23.10	$28.14	$33.48
Total return	6.54%	38.37%	(3.76)%	0.53%	1.21%	33.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$130,434	$130,527	$129,188	$357,189	$659,692	$936,554
Ratio of gross expenses to average
net assets	1.33%	1.32%	1.28%	1.25%	1.24%	1.25%
Ratio of net expenses to average net
assets	1.33%	1.32%	1.28%	1.25%	1.24%	1.25%
Ratio of net investment loss to average
net assets	(0.86)%	(0.77)%	(0.67)%	(0.80)%	(0.70)%	(0.38)%
Portfolio turnover rate	10.78%	29.70%	55.08%	125.72%	84.10%	77.38%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth
Institutional Fund			Class R
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$17.44	$12.67	$20.92	$26.08	$31.58	$26.85
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.11)	(0.19)	(0.16)	(0.29)	(0.32)	(0.23)
Net realized and unrealized gain (loss)
on investments	1.17	4.96	(0.46)	0.39	0.56	8.19
Total from investment operations	1.06	4.77	(0.62)	0.10	0.24	7.96
Distributions from net realized gains	(0.58)	–	(7.63)	(5.26)	(5.74)	(3.23)
Net asset value, end of period	$17.92	$17.44	$12.67	$20.92	$26.08	$31.58
Total return	6.25%	37.65%	(4.22)%	0.02%	0.74%	33.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$9,556	$11,253	$12,675	$18,577	$31,062	$41,022
Ratio of gross expenses to average
net assets	1.78%	1.82%	1.80%	1.74%	1.72%	1.73%
Ratio of net expenses to average net
assets	1.78%	1.82%	1.80%	1.74%	1.72%	1.73%
Ratio of net investment loss to average
net assets	(1.30)%	(1.27)%	(1.20)%	(1.30)%	(1.18)%	(0.83)%
Portfolio turnover rate	10.78%	29.70%	55.08%	125.72%	84.10%	77.38%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth
Institutional Fund		Class Z-2
			From 8/1/2016
	Six months ended 4/30/2018(i)	Year ended 10/31/2017	(commencement of operations) to 10/31/2016(ii)
Net asset value, beginning of period	$20.60	$14.84	$15.35
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.05)	(0.09)	(0.03)
Net realized and unrealized gain (loss)
on investments	1.40	5.85	(0.48)
Total from investment operations	1.35	5.76	(0.51)
Distributions from net realized gains	(0.58)	–	–
Net asset value, end of period	$21.37	$20.60	$14.84
Total return	6.71%	38.81%	(3.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$56,767	$67,268	$41,787
Ratio of gross expenses to average
net assets	1.00%	1.03%	1.07%
Ratio of expense reimbursements to
average net assets	(0.01)%	(0.04)%	(0.08)%
Ratio of net expenses to average net
assets	0.99%	0.99%	0.99%
Ratio of net investment loss to average
net assets	(0.53)%	(0.51)%	(0.76)%
Portfolio turnover rate	10.78%	29.70%	55.08%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Trust qualifies as an investment company as defined in Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Trust operates as a series company and currently offers an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional
Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund
and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and
Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the pro rata allocation of the
Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments (including escrow receivable) at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments are valued on each day the New
York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00
p.m. Eastern Standard Time).
Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available (including escrow receivable)
are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level
1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional
Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for
Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes,

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous days price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian (“Brown Brothers Harriman &
Company”) in an amount equal to at least 102 percent of the current market value of U.S.
loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds.
Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2018.
(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2014-2017.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2018, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital
Appreciation
Institutional Fund(a)	0.810%	0.650%	0.600%	0.550%	0.450%	0.730%
Alger Capital
Appreciation Focus
Fund(c)(d)	0.520%	—	—	—	—	0.530%
Alger Mid Cap
Growth Institutional
Fund(b)	0.760%	0.700%	—	—	—	0.760%
Alger Small Cap
Growth Institutional
Fund(b)	0.810%	0.750%	—	—	—	0.810%

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(c) Tier 1 rate is paid on all assets.
(d) Prior to January 1, 2018, Alger Capital Appreciation Focus Fund Advisory Fee rate was 0.550%.

Alger Management has established expense caps for several shares classes, effective through
February 28, 2019, whereby it reimburses the share classes if annualized operating expenses
(excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below.

Also, Alger Management has contractually agreed to reimburse Alger Capital Appreciation
Institutional Fund Class Y shares expenses (excluding interest, taxes, brokerage and extraordinary expenses) through February 28, 2019 to the extent necessary to limit the total annual fund operating expenses to the actual investment advisory fee plus incurred custody fee. This expense reimbursement cannot be terminated.

							FEES WAIVED
							/ REIMBURSED
							FOR THE SIX
				CLASS			MONTHS ENDED
	A	C	I	Y	Z	Z-2	APRIL 30, 2018
Alger Capital Appreciation Institutional Fund	–	–	–	0.75%	–	0.95%	$49,665
Alger Capital Appreciation Focus Fund	1.15%	1.90%*	0.99%**	0.65%	0.68%**	–	$23,208
Alger Mid Cap Growth Institutional Fund	–	–	–	–	–	1.05%	$1,195
Alger Small Cap Growth Institutional Fund	–	–	–	–	–	0.99%	$2,507

* Effective August 30, 2018 to February 28, 2019, the expense cap will be 1.95%.
**Prior to January 1, 2018, the expense cap for the Alger Capital Appreciation Focus Fund Class I was 1.15% and
Class Z was 0.95%.
Alger Management may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the six months ended April 30, 2018, there were no recoupments made by the Funds to the Investment Manager. As of April 30, 2018, the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund and Alger Small Cap Growth Institutional Fund are $49,665,
$23,208, $1,195 and $2,507, respectively, which will expire February 28, 2019.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees:
Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Capital Appreciation Focus Fund pays Fred Alger & Company, Incorporated, the
Fund’s distributor (“Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class A shares. The fees paid may be more or less than the expenses incurred by Alger
Inc.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Capital Appreciation Focus Fund pays Alger Inc. a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger Inc. a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the
Distributor.

(d) Sales Charges: Purchases and sales of shares of the Alger Capital Appreciation Focus Fund may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended
April 30, 2018, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Focus Fund	$825	$–

(e) Brokerage Commissions: During the six months ended April 30, 2018, Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc.
commissions of $176,207, $12,029, $14,450 and $7,497, respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of
0.0165% of their respective average daily net assets for the Class A and Class C shares and
0.01% of their respective average daily net assets of the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate
Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, Alger Management charged back to Alger Capital

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $828,600,
$11,540, $28,221 and $43,997, respectively, for these services, which are included in the transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustees’ Fees: From November 1, 2017 through February 28, 2018, each Independent
Trustee received a fee of $27,250 for each board meeting attended, to a maximum of
$109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Trust, The Alger Funds II, Alger Global Growth Fund, The Alger Portfolios and
The Alger Funds, each of which is a registered investment company managed by Alger
Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the
Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of
$2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
Effective March 1, 2018, each Independent Trustee receives a fee of $28,000 for each board meeting attended, to a maximum of $112,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,750 for each Audit
Committee meeting attended to a maximum of $11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the six months ended
April 30, 2018.
(i) Interfund Loans: The Funds may borrow money from other funds advised by Alger
Management for temporary or emergency purposes. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2018.
During the six months ended April 30, 2018, Alger Capital Appreciation Institutional Fund
and Alger Small Cap Growth Institutional Fund incurred interest expense of $12,513 and
$665, respectively, in connection with interfund loans.

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At April 30, 2018, Alger Management and its
affiliated entities owned the following shares:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

			SHARE CLASS
	A	C	I	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	–	–	–	370	–	4,030
Alger Capital Appreciation Focus Fund	7,148	7,161	–	387	36,729	–
Alger Mid Cap Growth Institutional Fund	–	–	–	–	–	4,556

(k) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides Class I shares and Class R shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the
Class I shares and Class R shares of each Fund pay Alger Inc. a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.
NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Funds other than short-term securities for the six months ended April 30, 2018:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,050,475,023	$1,498,989,290
Alger Capital Appreciation Focus Fund	120,029,729	101,749,756
Alger Mid Cap Growth Institutional Fund	49,353,555	53,675,110
Alger Small Cap Growth Institutional Fund	21,765,703	44,850,700

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the six months ended April 30, 2018, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Institutional Fund	$1,229,938	2.18%
Alger Capital Appreciation Focus Fund	17,164	3.59
Alger Mid Cap Growth Institutional Fund	1,791	3.74
Alger Small Cap Growth Institutional Fund	79,690	2.63

The highest amount borrowed from its custodian and other funds during the six months ended April 30, 2018, for each Fund was as follows:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$33,941,000
Alger Capital Appreciation Focus Fund	410,251
Alger Mid Cap Growth Institutional Fund	108,027
Alger Small Cap Growth Institutional Fund	7,284,000

NOTE 6 — Share Capital:
The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes.
The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	5,546,442	$188,689,610	16,153,920	$476,641,428
Dividends reinvested	4,697,031	152,798,034	718,981	19,268,689
Shares redeemed	(12,376,862)	(418,280,154)	(56,847,411)	(1,620,341,276)
Net decrease	(2,133,389)	$(76,792,510)	(39,974,510)	$(1,124,431,159)
Class R:
Shares sold	1,202,731	$36,659,162	3,468,162	$92,794,162
Dividends reinvested	1,485,308	43,341,280	178,580	4,344,841
Shares redeemed	(3,147,653)	(95,493,299)	(6,378,683)	(169,954,336)
Net decrease	(459,614)	$(15,492,857)	(2,731,941)	$(72,815,333)
Class Y:
Shares sold	799,566	$27,088,657	2,938,772	$94,267,571
Dividends reinvested	182,194	5,946,816	—	—
Shares redeemed	(154,848)	(5,240,995)	(63,899)	(2,091,302)
Net increase	826,912	$27,794,478	2,874,873	$92,176,269
Class Z-2:
Shares sold	2,202,854	$75,349,608	17,233,735	$490,233,250
Dividends reinvested	855,586	27,943,443	44,346	1,189,367
Shares redeemed	(2,465,179)	(83,847,633)	(4,562,899)	(139,712,867)
Net increase	593,261	$19,445,418	12,715,182	$351,709,750

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FOR THE SIX MONTHS ENDED			FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Focus Fund
Class A:
Shares sold	137,891	$4,546,064	238,196	$6,398,589
Dividends reinvested	28,879	899,639	—	—
Shares redeemed	(66,056)	(2,162,266)	(557,255)	(14,257,177)
Net increase (decrease)	100,714	$3,283,437	(319,059)	$(7,858,588)
Class C:
Shares sold	119,616	$3,810,436	238,598	$5,944,197
Dividends reinvested	23,853	717,111	—	—
Shares redeemed	(58,660)	(1,851,672)	(145,227)	(3,844,373)
Net increase	84,809	$2,675,875	93,371	$2,099,824
Class I:
Shares sold	185,327	$6,080,645	394,922	$10,973,042
Dividends reinvested	26,742	838,900	—	—
Shares redeemed	(134,164)	(4,341,740)	(579,798)	(15,640,234)
Net increase (decrease)	77,905	$2,577,805	(184,876)	$(4,667,192)
Class Y:
Shares sold	42,141	$1,390,939	136,508	$4,223,668
Dividends reinvested	130	4,151	—	—
Shares redeemed	(18,881)	(631,804)	(2,934)	(92,002)
Net increase	23,390	$763,286	133,574	$4,131,666
Class Z:
Shares sold	865,347	$28,857,502	1,675,218	$45,981,326
Dividends reinvested	78,422	2,493,828	—	—
Shares redeemed	(324,578)	(10,735,302)	(409,196)	(11,814,488)
Net increase	619,191	$20,616,028	1,266,022	$34,166,838

Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	227,595	$6,753,156	393,700	$9,942,979
Shares redeemed	(425,191)	(12,638,442)	(1,184,092)	(28,871,701)
Net decrease	(197,596)	$(5,885,286)	(790,392)	$(18,928,722)
Class R:
Shares sold	29,459	$811,311	102,239	$2,357,701
Shares redeemed	(88,575)	(2,411,248)	(266,903)	(6,180,169)
Net decrease	(59,116)	$(1,599,937)	(164,664)	$(3,822,468)
Class Z-2:
Shares sold	170,436	$5,093,530	336,377	$8,195,951
Shares redeemed	(116,044)	(3,481,389)	(34,849)	(894,948)
Net increase	54,392	$1,612,141	301,528	$7,301,003

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	568,661	$11,866,771	1,256,731	$22,874,804
Dividends reinvested	172,670	3,468,934	—	—
Shares redeemed	(964,347)	(20,037,040)	(3,607,295)	(61,669,792)
Net decrease	(223,016)	$(4,701,335)	(2,350,564)	$(38,794,988)
Class R:
Shares sold	51,328	$905,076	172,015	$2,578,445
Dividends reinvested	20,472	347,610	—	—
Shares redeemed	(184,009)	(3,211,274)	(527,393)	(7,849,419)
Net decrease	(112,209)	$(1,958,588)	(355,378)	$(5,270,974)
Class Z-2:
Shares sold	107,211	$2,249,691	1,507,588	$26,380,218
Dividends reinvested	92,065	1,858,797	—	—
Shares redeemed	(808,384)	(17,006,788)	(1,058,368)	(18,691,576)
Net increase (decrease)	(609,108)	$(12,898,300)	449,220	$7,688,642

NOTE 7 — Income Tax Information:
At October 31, 2017, the Funds, for federal income tax purposes, had no capital loss carryforwards.

During the year ended October 31, 2017, Alger Mid Cap Growth Institutional Fund utilized
$22,850,923 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of April 30, 2018, in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation
Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$578,068,162	$571,704,909	$6,363,253	—
Consumer Staples	30,436,971	30,436,971	—	—
Energy	46,278,187	46,278,187	—	—
Financials	226,849,450	226,849,450	—	—
Health Care	446,542,893	446,542,893	—	—
Industrials	299,384,750	299,384,750	—	—
Information Technology	1,549,564,356	1,546,365,448	1,824,485	$1,374,423
Materials	117,487,092	117,487,092	—	—
TOTAL COMMON STOCKS	$3,294,611,861	$3,285,049,700	$8,187,738	$1,374,423
MASTER LIMITED PARTNERSHIP
Financials	19,460,834	19,460,834	—	—
PREFERRED STOCKS
Health Care	2,993,470	—	—	2,993,470
Information Technology	6,335,626	—	—	6,335,626
TOTAL PREFERRED STOCKS	$9,329,096	—	—	$9,329,096
REAL ESTATE INVESTMENT TRUST
Real Estate	83,468,191	83,468,191	—	—
TOTAL INVESTMENTS IN
SECURITIES	$3,406,869,982	$3,387,978,725	$8,187,738	$10,703,519

Alger Capital Appreciation Focus
Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$24,253,235	$24,253,235	—	—
Energy	1,216,959	1,216,959	—	—
Financials	16,404,855	16,404,855	—	—
Health Care	20,214,096	20,214,096	—	—
Industrials	8,115,043	8,115,043	—	—
Information Technology	80,993,081	80,909,012	$84,069	—
Materials	3,113,076	3,113,076	—	—
TOTAL COMMON STOCKS	$154,310,345	$154,226,276	$84,069	—
MASTER LIMITED PARTNERSHIP
Financials	671,213	671,213	—	—
PREFERRED STOCKS
Health Care	230,475	—	—	$230,475
REAL ESTATE INVESTMENT TRUST
Real Estate	3,669,081	3,669,081	—	—
TOTAL INVESTMENTS IN
SECURITIES	$158,881,114	$158,566,570	$84,069	$230,475

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Institutional
Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	$15,803,969	$15,803,969	—		—
Consumer Staples	1,466,726	1,466,726	—		—
Energy	1,330,680	1,330,680	—		—
Financials	5,830,965	5,830,965	—		—
Health Care	21,729,324	21,729,324	—		—
Industrials	13,072,226	13,072,226	—		—
Information Technology	34,421,883	34,350,433	—		$71,450
Materials	4,739,100	4,739,100	—		—
TOTAL COMMON STOCKS	$98,394,873	$98,323,423	—		$71,450
PREFERRED STOCKS
Health Care	701,462	—	—		701,462
Information Technology	291,381	—	—		291,381
TOTAL PREFERRED STOCKS	$992,843	—	—		$992,843
REAL ESTATE INVESTMENT TRUST
Real Estate	2,230,480	2,230,480	—		—
RIGHTS
Health Care	1,379,227	—	—		1,379,227
SPECIAL PURPOSE VEHICLE
Financials	294,540	—	—		294,540
TOTAL INVESTMENTS IN
SECURITIES	$103,291,963	$100,553,903	—		$2,738,060
Escrow Receivable	$493,684	—	$493,684	*	—

Alger Small Cap Growth
Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	$15,847,552	$15,847,552	—		—
Consumer Staples	1,948,600	1,948,600	—		—
Energy	2,976,707	2,976,707	—		—
Financials	6,413,520	6,413,520	—		—
Health Care	79,997,464	79,997,464	—		—
Industrials	10,700,875	10,700,875	—		—
Information Technology	68,637,780	68,637,780	—		—
Materials	3,184,758	3,184,758	—		—
TOTAL COMMON STOCKS	$189,707,256	$189,707,256	—		—
PREFERRED STOCKS
Health Care	1,505,380	—	—		$1,505,380
REAL ESTATE INVESTMENT TRUST
Real Estate	1,561,881	1,561,881	—		—
RIGHTS
Health Care	1,785,191	—	—**		1,785,191
SPECIAL PURPOSE VEHICLE
Financials	949,849	—	—		949,849
TOTAL INVESTMENTS IN
SECURITIES	$195,509,557	$191,269,137	—		$4,240,420
Escrow Receivable	$616,987	—	$616,987	*	—

* Amounts held for indemnification claims of Sumitomo Dainippon Pharma Co., Ltd. following its acquisition of
Tolero Pharmaceuticals, Inc.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

**Alger Small Cap Growth Institutional Fund’s holding of Neuralstem Inc. rights is classified as a Level 2 investment and fair valued at zero as of April 30, 2018.

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2017	$1,374,423 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(36,151)
Included in net change in unrealized appreciation (depreciation) on investments	36,151
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	1,374,423
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Capital Appreciation Institutional Fund	Corporate Bonds
Opening balance at November 1, 2017	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(575)
Included in net change in unrealized appreciation (depreciation) on investments	575
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2017	$12,747,973 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(2,359,928)
Included in net change in unrealized appreciation (depreciation) on investments	(1,058,949)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	9,329,096
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(3,418,877)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Warrants
Opening balance at November 1, 2017	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(574,087)
Included in net change in unrealized appreciation (depreciation) on investments	574,087
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Focus Fund	Preferred Stocks
Opening balance at November 1, 2017	$239,694
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(9,219)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	230,475
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(9,219)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2017	$71,450 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(2,590)
Included in net change in unrealized appreciation (depreciation) on investments	2,590
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	71,450
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Mid Cap Growth Institutional Fund	Corporate Bonds
Opening balance at November 1, 2017	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(17)
Included in net change in unrealized appreciation (depreciation) on investments	17
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2017	$1,283,070 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(155,739)
Included in net change in unrealized appreciation (depreciation) on investments	(98,177)
Purchases and sales
Purchases	—
Sales	(36,311)
Closing balance at April 30, 2018	992,843
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(252,265)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FAIR VALUE
	MEASUREMENTS
	USING SIGNIFICANT
	UNOBSERVABLE
	INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2017	$1,207,798
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	171,429
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	1,379,227
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$171,429

	Special Purpose
Alger Mid Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2017	$290,165
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	4,375
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	294,540
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$4,375

Alger Mid Cap Growth Institutional Fund	Warrants
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(17,111)
Included in net change in unrealized appreciation (depreciation) on investments	17,111
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2017	$2,784,079
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net change in unrealized appreciation (depreciation) on investments	(1,278,699)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2018	1,505,380
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(1,278,699)

Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2017	$1,570,945
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net change in unrealized appreciation (depreciation) on investments	214,246
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2018	1,785,191
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$214,246

Special Purpose
Alger Small Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2017	$935,742
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net change in unrealized appreciation (depreciation) on investments	14,107
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2018	949,849
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$14,107

* Includes securities that are fair valued at $0.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2018. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted Average
	April 30, 2018	Methodology	Input	Input/Range	Inputs
Alger Capital Appreciation Institutional Fund
Common Stocks	$1,374,423	Market	Market	N/A*	N/A
		Approach	Quotation
Preferred Stocks	9,329,096	Market	Time to Exit	2 years	N/A
		Approach	Volatility	75.1%	N/A
			Market	N/A*	N/A
			Quotation

Alger Capital Appreciation Focus Fund
Preferred Stocks	$230,475	Income	Discount Rate	41%-45%	N/A
		Approach

Alger Mid Cap Growth Institutional Fund
Common Stocks	$71,450	Market	Market	N/A*	N/A
		Approach	Quotation
Preferred Stocks	498,027	Income	Discount Rate	41%-45%	N/A
		Approach
Preferred Stocks	494,816	Market	Time to Exit	2 years	N/A
		Approach	Volatility	75.1%	N/A
			Market	N/A*	N/A
			Quotation
Special Purpose Vehicle	294,540	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach
Rights	1,379,227	Income	Discount Rate	5.70%-27.40%	N/A
		Approach

Alger Small Cap Growth Institutional Fund

Preferred Stocks	399,789	Income	Discount Rate	41%-45%	N/A
		Approach
Preferred Stocks	1,105,591	Market	Time to Exit	2 years	N/A
		Approach	Volatility	75.1%
Special Purpose Vehicle	949,849	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach
Rights	1,785,191	Income	Discount Rate	2.05%-27.40%	16.05%
		Approach

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a market quotation available to the Fund at April 30, 2018.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above.

As of April 30, 2018, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2018, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Institutional Fund	$173,713,094	—	$173,713,094	—
Alger Capital Appreciation Focus Fund	8,611,375	—	8,611,375	—
Alger Mid Cap Growth Institutional Fund	2,816,496	—	2,816,496	—
Alger Small Cap Growth Institutional Fund	3,023,730	—	3,023,730	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options— The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash
fÿÿÿÿlows from the sale of options.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no open derivative instruments throughout the period or as of April 30, 2018.

NOTE 10 — Principal Risks:
Alger Capital Appreciation Institutional Fund — Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds.
Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments.
Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger Capital Appreciation Focus Fund — Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments.
Investing in companies of all capitalizations involve the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio. Active trading of portfolio securities may

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Mid Cap Growth Institutional Fund — Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Small Cap Growth Institutional Fund — Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2018. Purchase and sale transactions and dividend income earned during the period were as follows:

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Capital Appreciation Institutional Fund
Common Stocks
Choicestream, Inc.*	124,658	–	(124,658	)*	–	–	$ (36,151)	$36,151	–
Preferred Stocks
Choicestream, Inc. ,
Series A*	1,074,935	–	(1,074,935	)*	–	–	(859,605)	859,605	–
Choicestream, Inc. ,
Series B*	2,500,538	–	(2,500,538	)*	–	–	(1,500,323)	1,500,323	–
Warrants
Choicestream, Inc. ,
6/22/26 *	574,662	–	(574,662	)*	–	–	(574,087)	574,087	–
Corporate Bonds
Choicestream, Inc. ,
11.00%, 8/05/18*	574,662	–	(574,622	)*	–	–	(575)	575	–
Total						–	$ 2,970,741)	$2,970,741	–

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Capital Appreciation Focus Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	76,825	–	–		76,825	–	–	$(9,219)	$230,475
Total						–	–	$(9,219)	$230,475

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Mid Cap Growth Institutional Fund
Common Stocks
Choicestream, Inc.*	8,930	–	(8,930	)*	–	–	$ (2,590)	$2,590	–
Preferred Stocks
Choicestream, Inc. ,
Series A*	77,008	–	(77,008	)*	–	–	(61,582)	61,582	–
Choicestream, Inc. ,
Series B*	144,793	–	(144,793	)*	–	–	(86,876)	86,876	–
Prosetta Biosciences,
Inc. , Series D	166,009	–	–		166,009	–	–	(19,921)	$498,027
Warrants
Choicestream, Inc.,
6/22/26 *	17,128	–	(17,128	)*	–	–	(17,111)	17,111	–
Corporate Bonds
Choicestream, Inc. *	17,128	–	(17,128	)*	–	–	(17)	17	–
Total						–	$ (168,176)	$148,255	$498,027

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	133,263	–	–		133,263	–	–	$(15,992)	$399,789
Total						–	–	$(15,992)	$399,789
* The company was dissolved on December 20, 2017.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to April
30, 2018, through the issuance date of the Financial Statements. Effective August 30, 2018,
Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase. No other events have been identified which require recognition and/or disclosure.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2017 and ending April 30, 2018.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2017	April 30, 2018	April 30, 2018(a)	April 30, 2018(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,062.90	$5.78	1.13%
	Hypothetical(c)	1,000.00	1,019.19	5.66	1.13
Class R	Actual	1,000.00	1,060.30	8.28	1.62
	Hypothetical(c)	1,000.00	1,016.71	8.10	1.62
Class Y	Actual	1,000.00	1,064.90	3.79	0.74
	Hypothetical(c)	1,000.00	1,021.12	3.71	0.74
Class Z-2	Actual	1,000.00	1,064.50	4.20	0.82
	Hypothetical(c)	1,000.00	1,020.73	4.11	0.82

Alger Capital Appreciation Focus Fund
Class A	Actual	$1,000.00	$1,030.30	$5.34	1.06%
	Hypothetical(c)	1,000.00	1,019.54	5.31	1.06
Class C	Actual	1,000.00	1,073.70	9.41	1.83
	Hypothetical(c)	1,000.00	1,015.72	9.15	1.83
Class I	Actual	1,000.00	1,088.00	5.23	1.01
	Hypothetical(c)	1,000.00	1,019.79	5.06	1.01
Class Y	Actual	1,000.00	1,089.90	3.37	0.65
	Hypothetical(c)	1,000.00	1,021.57	3.26	0.65
Class Z	Actual	1,000.00	1,089.70	3.68	0.71
	Hypothetical(c)	1,000.00	1,021.32	3.56	0.71

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,034.60	$6.66	1.32%
	Hypothetical(c)	1,000.00	1,018.25	6.61	1.32
Class R	Actual	1,000.00	1,031.90	9.22	1.83
	Hypothetical(c)	1,000.00	1,015.72	9.15	1.83
Class Z-2	Actual	1,000.00	1,036.20	5.30	1.05
	Hypothetical(c)	1,000.00	1,019.59	5.26	1.05

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,065.40	$6.81	1.33%
	Hypothetical(c)	1,000.00	1,018.20	6.66	1.33
Class R	Actual	1,000.00	1,062.50	9.10	1.78
	Hypothetical(c)	1,000.00	1,015.97	8.90	1.78
Class Z-2	Actual	1,000.00	1,067.10	5.07	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U. S. Consumer Privacy Notice		Rev. 12/20/16
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•	Social Security number and
•	Account balances and
•	Transaction history and
•	Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes — to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	• Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies.
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

agreement must be approved by the Funds’ Chief Compliance Officer, President, Secretary
or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may, upon request, make additional statistical information available regarding the Funds.
Such information will include, but not be limited to, relative weightings and characteristics of a Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-
3863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AIFSAR

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the
Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-
2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b)
under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By: /s/Hal Liebes

Hal Liebes

President

Date: June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: June 26, 2018

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 26, 2018